-2-


                                  EXHIBIT 99.2

================================================================================


                    STRUCTURED ASSET SECURITIES CORPORATION,
                                    Depositor

                             LASALLE NATIONAL BANK,
                                     Trustee

                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                                    Servicer

                                       and

                    CRIIMI MAE SERVICES LIMITED PARTNERSHIP,
                                Special Servicer



                        ---------------------------------


                               SERVICING AGREEMENT


                           Dated as of October 1, 1996

                        ---------------------------------



================================================================================

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS
Section 1.01     DEFINITIONS.................................................. 2

                                   ARTICLE II

                             ADMINISTRATION OF FUNDS

Section 2.01     THE CUSTODIAL ACCOUNT.......................................  8
Section 2.02     APPLICATION OF FUNDS IN THE CUSTODIAL ACCOUNT............... 11
Section 2.03     REPORTS TO THE TRUSTEE AND SPECIAL SERVICER;
                 MORTGAGOR OPERATING STATEMENTS.............................. 13
Section 2.04     ADVANCES.................................................... 18
Section 2.05     ADJUSTMENT OF SERVICING FEES................................ 18

                                   ARTICLE III

                                   TERMINATION

Section 3.01     TERMINATION................................................. 19
Section 3.02     PROCEDURE UPON TERMINATION.................................. 20
Section 3.03     OPTIONAL CLEANUP CALL....................................... 22

                                   ARTICLE IV

                         ADMINISTRATION AND SERVICING OF
             MORTGAGE LOANS BY THE SERVICER AND THE SPECIAL SERVICER

Section 4.01     DUTIES OF THE SERVICER...................................... 23
Section 4.02     FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY..... 24
Section 4.03     THE SERVICER'S FINANCIAL STATEMENTS AND RELATED
                 INFORMATION................................................. 24
Section 4.04     THE SERVICER TO ACT AS SERVICER............................. 24
Section 4.05     COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS.......... 25
Section 4.06     [ RESERVED ]................................................ 27
Section 4.07     RELEASE OF MORTGAGE FILES................................... 27
Section 4.08     DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF THE
                 SERVICER TO BE HELD FOR THE TRUSTEE......................... 28
Section 4.09     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER... 29
Section 4.10     STANDARD HAZARD AND FLOOD INSURANCE POLICIES................ 31
Section 4.11     PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS............ 33
Section 4.12     CONSENT TO THE MORTGAGOR REQUESTS........................... 34
Section 4.13     TRANSFER OF CONTROL OF A MORTGAGOR.......................... 35
Section 4.14     SERVICER'S COMPENSATION..................................... 36
Section 4.15     RESERVE ACCOUNTS............................................ 36
Section 4.16     ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE............... 36


                                        i

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                                                                            Page


 Section 4.17    ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT............ 37
 Section 4.18    MERGER OR CONSOLIDATION OR BUSINESS SUCCESSOR............... 37
 Section 4.19    RESIGNATION OF THE SERVICER................................. 38
 Section 4.20    ASSIGNMENT OR DELEGATION OF DUTIES BY THE SERVICER.......... 38
 Section 4.21    SUBSERVICING................................................ 38
 Section 4.22    LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.......... 40
 Section 4.23    INDEMNIFICATION; THIRDPARTY CLAIMS.......................... 40
 Section 4.24    THE SERVICER'S QUALIFICATION TO SERVICE..................... 43
 Section 4.25    SPECIALLY SERVICED MORTGAGE LOANS........................... 43
 Section 4.26    THE SERVICER NOT TO OWN RESIDUAL CERTIFICATES............... 44
 Section 4.27    TAX REPORTING............................................... 44
 Section 4.28    THE TRUSTEE, SPECIAL SERVICER AND DEPOSITOR TO COOPERATE
                 WITH THE SERVICER........................................... 44
 Section 4.29    ADDITIONAL DUTIES OF THE SPECIAL SERVICER................... 45

                                    ARTICLE V

                              REMIC ADMINISTRATION

Section 5.01     COMPLIANCE WITH REMIC PROVISIONS............................ 46

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

Section 6.01     BINDING NATURE OF AGREEMENT; BENEFITS OF AGREEMENT.......... 46
Section 6.02     ENTIRE AGREEMENT............................................ 46
Section 6.03     AMENDMENT................................................... 47
Section 6.04     GOVERNING LAW............................................... 47
Section 6.05     NOTICES..................................................... 47
Section 6.06     SEVERABILITY OF PROVISIONS.................................. 48
Section 6.07     INDULGENCES; NO WAIVERS..................................... 48
Section 6.08     HEADINGS NOT TO AFFECT INTERPRETATION....................... 48
Section 6.09     COUNTERPARTS................................................ 48
Section 6.10     REMEDIES OF THE TRUSTEE..................................... 48
Section 6.11     SUCCESSORS AND ASSIGNS...................................... 48

Exhibit A        Form of Trust Receipt
Exhibit B        Form of Comparative Financial Status Report
Exhibit C        NOI Adjustment Worksheet
Exhibit D        Form of Delinquent Loan Status Report
Exhibit E        Form of Historical Liquidation Loss Report
Exhibit F        Form of Historical Loan Modification Report
Exhibit G        Form of Operating Statement Analysis
Exhibit H        Form of Watchlist Report
Exhibit I        Form of REO Status Report

                  SERVICING AGREEMENT, dated as of October 1, 1996 (this "AGREEMENT"), among Structured Asset Securities Corporation as depositor (together with its permitted successors and assigns, the "DEPOSITOR"), LaSalle National Bank as trustee (together with its permitted successors and assigns, the "TRUSTEE") for the LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2, GMAC Commercial Mortgage Corporation as servicer (together with its permitted successors and assigns, the "SERVICER") and CRIIMI MAE Services Limited Partnership as special servicer (together with its permitted successors and assigns, the "SPECIAL SERVICER").

                              PRELIMINARY STATEMENT

                  The parties hereto, together with ABN AMRO Bank N.V. as fiscal agent (together with its permitted successors and assigns, the "FISCAL AGENT"), have entered into a Trust Agreement of even date herewith (the "TRUST AGREEMENT"), whereby a trust designated as LB Commercial Conduit Mortgage Trust II (the "TRUST") is to be created and LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2 will be issued. The assets of the Trust (collectively, the "TRUST FUND") will consist primarily of a segregated pool of Mortgage Loans (as defined herein) and certain related assets identified in the Trust Agreement.

                  The parties hereto have duly executed and delivered this Agreement to provide for, among other things, the servicing of the Mortgage Loans (other than Specially Serviced Mortgage Loans) by the Servicer and the performance of certain limited servicing activities with respect to all the Mortgage Loans by the Special Servicer. The Trustee is entering into this Agreement on behalf of the Trust for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  As provided in the Trust Agreement, the Trustee, on behalf of the Trust, will make, or will cause to be made, three separate elections for designated portions of the Trust Fund to each be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC").

                  In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01    DEFINITIONS.

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Trust Agreement. In addition, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "ACCEPTED SERVICING PRACTICES" means, with respect to the Servicer, the same manner in which, and with the same care, skill, prudence and diligence with which, the Servicer generally services and administers comparable mortgage loans for other portfolios or held in its own portfolio, whichever servicing procedure is of a higher standard, and in any event, with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, but without regard to: (i) any relationship that the Servicer or any Affiliate thereof may have with the related Mortgagor; (ii) the ownership of any Certificate by the Servicer or by any Affiliate thereof; (iii) the Servicer's obligation to make Advances; and (iv) the right of the Servicer or any Affiliate thereof or to receive compensation for its services or reimbursement of costs hereunder or with respect to any particular transaction.

                  "AGREEMENT" means this Servicing Agreement and all amendments and supplements hereto.

                  "ASSUMPTION FEE" means a fee, as specified below, payable by a Mortgagor to the Trust in connection with an assumption of the related Mortgage Loan. Subject to the related Mortgage Loan documents and applicable law, the Assumption Fee payable in respect of any Mortgage Loan shall be an amount equal to 1.00% of the Unpaid Principal Balance of such Mortgage Loan.

                  "CLEAN-UP NOTICE" has the meaning set forth in Section 3.03.

                  "COMPARATIVE FINANCIAL STATUS REPORT" means a report substantially in the form of EXHIBIT B hereto.

                  "CUSTODIAL ACCOUNT" means collectively, the separate account or accounts established and maintained pursuant to Section 2.01.

                  "DEBT SERVICE COVERAGE RATIO" means, with respect to any Mortgage Loan or any Group of Cross-Collateralized Mortgage Loans, as of any date of determination and for any period, the ratio of (a) the cash flow available for debt service, based upon the most recent operating statement of the Mortgagor for the Mortgaged Property or Properties delivered to the Special Servicer pursuant to Section 2.03(d), and calculated in the manner set forth on EXHIBIT C hereto, to (b) the Scheduled Payment or Payments due on such Mortgage Loan or Loans for such period.

                  "DELINQUENT LOAN STATUS REPORT" means a report substantially in the form of EXHIBIT D hereto.

                  "DEPOSITOR" means Structured Asset Securities Corporation or its successor in interest.

                  "ENVIRONMENTAL LAWS" means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions, now or hereafter in effect, relating to health or the environment or to emissions, discharges or releases of chemical substances, including, without limitation, any and all pollutants, contaminants, petroleum or petroleum products, asbestos or asbestos-containing materials, polychlorinated biphenyls, ureaformaldehyde insulation, radon, industrial, toxic or hazardous substances or wastes, into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, labeling, registration, treatment, storage, disposal, transport or handling of any of the foregoing substances or wastes or the clean-up or other remediation thereof.

                  "ESCROW ACCOUNT" means an account established by the Servicer pursuant to Section 4.05(a).

                  "ESCROW AMOUNT" means any amount payable with respect to a Mortgage Loan for taxes, assessments, water rates, Standard Hazard Insurance Policy premiums, ground lease payments, or similar items.

                  "EVENT OF DEFAULT" has the meaning set forth in Section
3.01(b).

                  "FINAL RECOVERY DETERMINATION" means a determination by the Servicer (after consultation with the Special Servicer) in respect of any Defaulted Mortgage Loan or REO Property, in each case, exercising reasonable business judgment, that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer or the Special Servicer, as the case may be, in its reasonable judgment, expects to be finally recoverable on such Mortgage Loan or REO Property, without regard to any obligation of the Servicer, the Trustee or the Fiscal Agent to make Advances pursuant to the Transaction Documents, have been recovered and without regard to any amounts that might be collected pursuant to deficiency judgments. The Special Servicer is required by the Special Servicing Agreement to provide the Servicer with prompt written notice of any determination by it with respect to any Specially Serviced Mortgage Loan that all such Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments and recoveries have been recovered.

                  "FISCAL AGENT" has the meaning set forth in the Preliminary Statement.

                  "HISTORICAL LIQUIDATION LOSS REPORT" means a report substantially in the form of EXHIBIT E hereto.



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                                        4

                  "HISTORICAL LOAN MODIFICATION REPORT" means a report substantially in the form of EXHIBIT F hereto.

                  "MODIFICATION FEE" means a reasonable fee payable by a Mortgagor to the Trust in connection with a modification or amendment of the related Mortgage Loan.

                  "MORTGAGE LOAN" means any mortgage loan that may from time to time be part of the Trust Fund and subject to the Trust Agreement, including, without limitation, any Specially Serviced Mortgage Loan.

                  "NET COLLECTIONS" has the meaning set forth in the Special Servicing Agreement.

                  "NONDISQUALIFICATION OPINION" means a written opinion of counsel, which shall be nationally recognized in the practice of securitization, that a contemplated action will neither cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding nor cause a "prohibited transaction" or "prohibited contribution" tax to be imposed on any such REMIC.

                  "OPERATING STATEMENT ANALYSIS" means a report substantially in the form of EXHIBIT G hereto.

                  "QUALIFIED INSURER" means: (i) (A) with respect to any Mortgage Loan or REO Property, an insurance company duly qualified as such under the laws of the state in which the related Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided, and that has a claims paying ability rated at least "A-IX" by A.M. Best, (B) with respect to the Servicer Errors and Omissions Insurance Policy or Servicer Fidelity Bond (and with respect to the Special Servicer Errors and Omissions Insurance Policy and the Special Servicer Fidelity Bond, as such terms are defined in the Special Servicing Agreement), an insurance company that has a claims paying ability rated at least "A-IX" by A.M. Best or an insurance company meeting the requirements of FNMA or FHLMC for an insurer that issues such policies and (C) with respect to any master or single interest blanket insurance policy obtained by the Servicer pursuant to Section 4.10, an insurance company that has an insurance financial strength rated at least "A" by Moody's and a claims paying ability rated at least "A" by each of Fitch and D&P, or (ii) in the case of each of (A), (B) and (C) above, an insurance company that is acceptable to the Rating Agencies.

                  "RATED FINAL DISTRIBUTION DATE" means October 25, 2026, the first Distribution Date that follows the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term.

                  "REHABILITATED MORTGAGE LOAN" means any Specially Serviced Mortgage Loan with respect to which (a) in the case of Specially Serviced Mortgage Loans as to which a "Servicing Transfer Event" specified in clause (i),
(ii) or (iii) of the definition of "Servicing Transfer Event" has occurred, three consecutive Scheduled Payments have been made (in the case of any such Mortgage Loan that was modified, based on the modified terms), or (b) in the case of Specially Serviced Mortgage Loans as to which a Servicing Transfer Event specified in clause (iv), (v), (vi) or (vii) of such definition has occurred, the event giving rise to such Servicing

Transfer Event has, in the good faith judgment of the Special Servicer, been remedied, cured or otherwise resolved.

                  "REMIC" has the meaning set forth in the Preliminary
Statement.

                  "REO STATUS REPORT" means a report substantially in the form of EXHIBIT I hereto.

                  "RESERVE ACCOUNT" means an account established by the Servicer pursuant to Section 4.15.

                  "RESERVE FUNDS" means, with respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held in escrow by or on behalf of the related Mortgagee representing reserves for replacements, repairs and/or capital improvements to the related Mortgaged Property (including, without limitation, any furniture, fixture and equipment reserves) and for any tenant improvement and leasing concessions.

                  "SERVICER" means GMAC Commercial Mortgage Corporation and its permitted successors or assigns.

                  "SERVICER ERRORS AND OMISSIONS INSURANCE POLICY" means an errors and omissions insurance policy maintained by the Servicer with a Qualified Insurer which policy names the Trustee as a certificateholder under such policy, on behalf of the Certificateholders, as loss payee.

                  "SERVICER FIDELITY BOND" means a bond or insurance policy maintained by the Servicer with a Qualified Insurer (i) under which such insurer agrees to indemnify the Servicer (subject to standard exclusions) for all losses (less any deductible) sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Servicer's directors, officers, employees or other Persons acting on behalf of the Servicer, (ii) which provides for limits of liability under such bond for each director, officer or employee of not less than an amount required for the Servicer by FNMA or FHLMC with respect to multifamily mortgage loans and as is customary with respect to servicers of commercial loans and (iii) which names the Trustee as a certificateholder under such policy, on behalf of the Certificateholders, as loss payee.

                  "SERVICER REMITTANCE DATE" means the 24th day of each month or, if such day is not a Business Day, the next preceding Business Day, commencing in November 1996.

                  "SERVICING FEE" means, with respect to each Mortgage Loan and REO Loan for any Due Period, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Servicing Fee Rate accrued on the Scheduled Principal Balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of such Due Period, as adjusted pursuant to Section 2.05.

                  "SERVICING FEE RATE" means (i) with respect to any Mortgage Loan (other than a Specially Serviced Mortgage Loan or a Mortgage Loan that has become an REO Loan), the sum of the rate per annum specified on the Mortgage Loan Schedule to the Trust Agreement under the heading "Servicing Fee" and the rate per annum specified on such schedule under the heading "Master Servicing Fee" and (ii) with respect to any Specially Serviced Mortgage Loan and any REO Loan, 0.125% per annum.

                  "SERVICING OFFICER" means, with respect to the Servicer, any officer or employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Trustee by the Servicer as such list may from time to time be amended.

                  "SERVICING TRANSFER EVENT" means, with respect to any Mortgage Loan, the occurrence of any of the following: (i) if such Mortgage Loan is a Balloon Mortgage Loan, a payment default occurs on such Mortgage Loan at its Maturity Date and the Special Servicer does not extend the maturity of such Mortgage Loan within 31 days following its Maturity Date as permitted by Section 4.05(c) of the Special Servicing Agreement; (ii) any Scheduled Payment becomes more than 60 days delinquent; (iii) a payment default occurs or, in the reasonable, good faith judgment of the Servicer (as evidenced by an Officer's Certificate), is imminent and is not likely to be cured by the related Mortgagor within 60 days of such occurrence (and in the case of a Balloon Payment, the maturity of such Mortgage Loan is not likely to be extended by the Special Servicer within 31 days following such Mortgage Loan's Maturity Date as permitted by Section 4.05(c) of the Special Servicing Agreement); (iv) any other default occurs that, in the reasonable, good faith judgment of the Servicer, materially impairs the use or marketability of a related Mortgaged Property or the value thereof as security for a Mortgage Loan; (v) the related Mortgagor enters into or consents to bankruptcy, appointment of a receiver or conservator, or a similar insolvency or similar proceeding, or the related Mortgagor becomes the subject of a decree or order for such a proceeding that remains in full force undischarged or unstayed for a period of 60 days; (vi) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or (vii) the Servicer receives notice of the foreclosure or proposed foreclosure of any lien on a related Mortgaged Property.

                  "SPECIAL SERVICER" means CRIIMI MAE Services Limited Partnership and its permitted successors and assigns.

                  "SPECIAL SERVICER REMITTANCE DATE" shall have the meaning set forth in the Special Servicing Agreement.

                  "SPECIAL SERVICING AGREEMENT" means the Special Servicing Agreement, dated as of October 1, 1996, among the Trustee, the Depositor, the Servicer and the Special Servicer, as such agreement may from time to time be amended, supplemented or otherwise modified.

                  "SPECIAL SERVICING COMPENSATION" shall have the meaning set forth in the Special Servicing Agreement.

                  "SPECIALLY SERVICED MORTGAGE LOAN" means, as of any date of determination, any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and the Special Servicer has received all information, documents and records relating to such Mortgage Loan as reasonably requested by the Special Servicer to enable it to assume its duties with respect to such Mortgage Loan. A Specially Serviced Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan from and after the date on which such Mortgage Loan has become a Rehabilitated Mortgage Loan with respect to such Servicing Transfer Event in accordance with the definition of "Rehabilitated Mortgage Loan", unless and until another Servicing Transfer Event with respect to such Mortgage Loan occurs.

                  "STANDARD HAZARD INSURANCE POLICY" means a fire and casualty extended coverage insurance policy, provided by a Qualified Insurer, in such amount and with such coverage as required by Section 4.10.

                  "SUB-SERVICER" means any Person with which the Servicer has entered into a SubServicing Agreement.

                  "SUB-SERVICING AGREEMENT" means the written contract between the Servicer and any Sub-Servicer relating to servicing and administration of Mortgage Loans as provided in Section 4.21.

                  "TRUST" has the meaning set forth in the Preliminary
Statement.

                  "TRUST AGREEMENT" means the Trust Agreement, dated as of October 1, 1996, among the Depositor, the Trustee, the Servicer, the Special Servicer and the Fiscal Agent, as such agreement may from time to time be amended, supplemented or otherwise modified.

                  "TRUSTEE" means LaSalle National Bank, as trustee of the Trust, and its permitted successors and assigns.

                  "TRUST FUND" has the meaning set forth in the Preliminary Statement.


                  "WATCHLIST REPORT" means a report substantially in the form of EXHIBIT H hereto.




                                   ARTICLE II

                             ADMINISTRATION OF FUNDS

                  Section 2.01     THE CUSTODIAL ACCOUNT.

                  (a) On or prior to the Closing Date, the Servicer shall establish and maintain one or more accounts (collectively, the "CUSTODIAL ACCOUNT"), each of which shall be an Eligible Account, entitled "LaSalle National Bank, as Trustee for Holders of LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2 - Custodial Account". The Custodial Account shall relate solely to the Mortgage Loans and funds in the Custodial Account shall not be commingled with any other moneys.

                  (b) On or prior to the date the Servicer shall first deposit funds in any account constituting part of the Custodial Account, the Servicer shall give to the Trustee prior written notice of the name and address of the depository institution at which such account is maintained and the account number of such account. The Servicer shall take such actions as are necessary to cause the depository institution holding any account constituting part of the Custodial Account to hold such account in the name of the Trustee as provided in the first sentence of this Section 2.01, subject to the Servicer's right to direct payments and investment income and its rights of withdrawal under the Transaction Documents.

                  (c) The Servicer shall deposit into the Custodial Account no later than the Closing Date, any amounts representing Scheduled Payments on the Mortgage Loans due after the Cut-Off Date. The following amounts received by the Servicer after the Closing Date (in each case, exclusive of any portion thereof constituting Retained Yield on any Mortgage Loan due after the Cut-off Date, which shall be remitted to the Trustee for distribution to the related Retained Yield Holder) or paid thereby shall be deposited into the Custodial Account on the Business Day following receipt (including amounts remitted to the Servicer by the Special Servicer from an REO Account pursuant to the Special Servicing Agreement) or as otherwise required hereunder or under the Trust Agreement:

                  (i) PRINCIPAL: all payments on account of principal, including, without limitation, Principal Prepayments, the principal component of Scheduled Payments and any Late Collections in respect thereof, on the Mortgage Loans;

                  (ii) INTEREST: subject to Section 2.01(d), all payments on account of interest, including, without limitation, all Default Interest, and all Prepayment Premiums, late payment charges, Assumption Fees, Modification Fees or any similar fees customarily associated with the servicing of commercial and multifamily mortgage loans collected on the Mortgage Loans;

                  (iii) LIQUIDATION PROCEEDS: all Liquidation Proceeds with respect to the Mortgage Loans and, to the extent received from the Special Servicer, any REO Properties;

                  (iv) INSURANCE PROCEEDS: all Insurance Proceeds with respect to the Mortgage Loans and, to the extent received from the Special Servicer, any REO Properties (other than proceeds to be applied to the restoration or repair of the relevant Mortgaged Property or released to the related Mortgagor in accordance with applicable law and the provisions of the Transaction Documents, the respective Mortgage Loans and the related Insurance Policies and, to the extent consistent with the foregoing, in accordance with Accepted Servicing Practices, which proceeds shall be deposited by the Servicer into an Escrow Account and not deposited in the Custodial Account);

                  (v) CONDEMNATION PROCEEDS: all Condemnation Proceeds with respect to the Mortgage Loans and, to the extent received from the Special Servicer, any REO Properties (other than proceeds to be applied to the restoration or repair of the relevant Mortgaged Property or released to the related Mortgagor in accordance with applicable law and the provisions of the Transaction Documents, the respective Mortgage Loans and the related Insurance Policies and, to the extent consistent with the foregoing, in accordance with Accepted Servicing Practices, which proceeds shall be deposited by the Servicer into an Escrow Account and not deposited in the Custodial Account);

                  (vi) P&I ADVANCES: all P&I Advances made by the Servicer, the Trustee or the Fiscal Agent pursuant to Article IV of the Trust Agreement; provided, however that any such Advances by the Trustee or the Fiscal Agent shall be deposited in the Collection Account on or before the related Distribution Date until such time as the Trustee shall have succeeded as servicer under the Transaction Documents;

                  (vii) NET REO INCOME: all Net REO Income received from the Special Servicer in connection with REO Property;

                  (viii) REPURCHASE PROCEEDS: all Repurchase Proceeds received from the Depositor in connection with the repurchase of a Deleted Mortgage Loan pursuant to Article II of the Trust Agreement; and

                  (ix) INVESTMENT LOSSES: any amounts required to be deposited by the Servicer pursuant to Section 2.01(d) in connection with losses realized on Eligible Investments with respect to funds held in the Custodial Account.

                  The Special Servicing Agreement provides that, except as provided in Sections 4.05 and 4.10(b), remittances from any REO Account to the Servicer for deposit in the Custodial Account shall be made by the Special Servicer no later than the Special Servicer Remittance Date.

                  (d) Funds in the Custodial Account may be invested and, if invested, shall be invested in Eligible Investments selected by the Servicer which shall mature, unless payable on demand, not later than the Business Day immediately preceding the next Servicer Remittance Date (except that, if any Eligible Investment is an obligation of the Servicer, then such Eligible Investment may mature not later than such Servicer Remittance Date), and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Eligible Investments shall be made in the name of "LaSalle National Bank, as Trustee for the Holders of LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2".

                  The Trustee shall have sole control (except with respect to investment direction) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee. If amounts on deposit in the Custodial Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall: (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (A) all amounts then payable thereunder and (B) the amount required to be withdrawn on such date; and (ii) demand payment of all amounts due thereunder promptly upon determination by the Trustee that such Eligible

Investment would not constitute an Eligible Investment for funds thereafter on deposit in the Custodial Account.

                  An amount equal to all income and gain realized from any such investment shall be paid to the Servicer as additional compensation and shall be subject to its withdrawal at any time and from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized. The requirements for deposit in the Custodial Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payment of interest on funds in the Custodial Account and, subject to Section 4.14, late payment fees (exclusive of, in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 63 and 109, the portion of such late payment fees payable to the related Retained Yield Holder) and Default Interest (to the extent actually collected by the Servicer (other than in respect of Specially Serviced Mortgage Loans), less any interest earned on Advances with respect to the related Mortgage Loans, need not be deposited in the Custodial Account and may be retained by the Servicer as additional servicing compensation. If the Servicer deposits in the Custodial Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.

                  (e) Except as expressly provided otherwise in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible Investment, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. However, if the Servicer shall have deposited in the Custodial Account an amount equal to all amounts due under any such Eligible Investment (net of anticipated income or earnings thereon that would have been payable to the Servicer as additional servicing compensation), the Servicer shall have the sole right to enforce such payment or performance, and the Trustee shall deliver to the Servicer the certificate or other instrument evidencing such investment together with any necessary document of transfer.

                  (f) Certain of the Mortgage Loans may provide for payment by the Mortgagor to the Servicer of Escrow Amounts and Reserve Funds for the account of the Mortgagor. The Servicer's obligations with respect to such amounts shall be as set forth in Sections 4.05 and 4.15, respectively.

                  (g) Amounts collected on the Mortgage Loans and any REO Properties in the form of payments from Mortgagors, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, Net REO Income or otherwise shall be applied by the Servicer in accordance with Section 1.02(b) of the Trust Agreement.

                  Section 2.02     APPLICATION OF FUNDS IN THE CUSTODIAL
                                   ACCOUNT.

                  (a) The Servicer may, from time to time, make withdrawals from the Custodial Account for any of the purposes set forth in clauses (i) through
(xiii) below:

                  (i) ADVANCES: to reimburse the Fiscal Agent and, after such reimbursement of the Fiscal Agent, the Trustee and, after such reimbursement of the Trustee, the

         Servicer, all in accordance with Section 4.06(b) of the Trust Agreement, for all previously unreimbursed Advances, (A) prior to a Final Recovery Determination with respect to the Mortgage Loan or REO Property as to which any such Advance relates, from payments made by the related Mortgagor of the amounts to which any such Advance relates, any related Insurance Proceeds, Condemnation Proceeds or other Liquidation Proceeds, any related Repurchase Proceeds (if applicable) and related Net REO Income and (B) after a Final Recovery Determination has been made with respect to such loan or REO Property, from any funds on deposit in the Custodial Account, regardless of whether such amount was recovered from the related Mortgage Loan or REO Property, other than Net Prepayment Premiums;

                  (ii) ADVANCE INTEREST: at such time as the Fiscal Agent, Trustee or Servicer is reimbursed for any Advance pursuant to clause
         (i) above, to pay such Person(s), all in accordance with Section 4.06(c) of the Trust Agreement, all Advance Interest accrued thereon, FIRST, from late payments charges (exclusive of, in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 63 and 109, the portion of such late payment charges payable to the related Retained Yield Holder) and Default Interest recovered in respect of the related Mortgage Loan or from that portion of any Repurchase Proceeds paid in respect of the related Mortgage Loan or REO Property and allocable to such Advance Interest, and THEREAFTER, from any funds on deposit in the Custodial Account, other than Net Prepayment Premiums, regardless of whether such amount was recovered on the related Mortgage Loan or REO Property;

                  (iii) SERVICING FEE, SPECIAL SERVICING BASIC FEE AND SPECIAL SERVICING SUPPLEMENTAL FEE: to pay to itself any unpaid Servicing Fees and to pay to the Special Servicer the amount certified by the Special Servicer to be the unpaid Special Servicing Basic Fees and Special Servicing Supplemental Fees, in each case, from any payment or other collection of interest on or in respect of the Mortgage Loan or REO Loan as to which any such fee was earned or from the portion of any P&I Advance on or in respect of such Mortgage Loan or REO Loan attributable to interest;

                  (iv) EXPENSES OF TRUST: (A) to pay any Liquidation Expenses incurred in respect of any Mortgage Loan or REO Property out of related Liquidation Proceeds received thereon and to pay to the person entitled thereto any other amounts specified herein to be expenses of the Trust if another source of payment is not specified therefor in this Section 2.02(a), in the Trust Agreement or the Special Servicing Agreement from funds on deposit in the Collection Account other than Net Prepayment Premiums, and (B) to reimburse to the Special Servicer for any expenses permitted to be incurred thereby following receipt of a Nonrecoverability Notice as set forth in Section 4.04(c) of the Special Servicing Agreement;

                  (v) ASSUMPTION FEE AND MODIFICATION FEE: if deposited, to pay to the Special Servicer the related Assumption Fee payable in connection with any assumption of a Mortgage Loan, and the Modification Fee payable in connection with any modification of a Mortgage Loan, in each case from the payments made by the Mortgagor of such amounts;

                  (vi) LATE FEES: if deposited, to pay to itself the amount of late fees collected on Mortgage Loans (exclusive of, in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 63 and 109, the portion of such late payment fees payable to the related Retained Yield Holder, and exclusive of, in the case of all the Mortgage Loans, any portion thereof applied to cover Advance Interest as contemplated by clause (ii) above), from payments made by the Mortgagor of such amounts;

                  (vii) INVESTMENT INCOME: to pay to itself income and gain realized on the investment of funds deposited in the Custodial Account;

                  (viii) CORRECTION OF ERRORS: to withdraw funds deposited in the Custodial Account in error;

                  (ix) AMOUNTS TO BE REMITTED TO OTHER PERSONS: to pay to the Person entitled thereto any amounts received on Deleted Mortgage Loans and other Mortgage Loans and REO Properties removed from the Trust Fund after the date of removal;

                  (x) INDEMNIFICATION: to indemnify (A) the Servicer and certain related Persons pursuant to Section 4.23(a) hereof, (B) the Special Servicer and certain related Persons pursuant to Section 4.24(a) of the Special Servicing Agreement, (C) the Trustee and certain related Persons pursuant to Section 7.11(a) of the Trust Agreement and (D) the Fiscal Agent and certain related Persons pursuant to Section 4.14(a) of the Trust Agreement;

                  (xi) AMOUNTS TO BE REMITTED TO THE TRUSTEE: on each Servicer Remittance Date, to make payments to the Collection Account of the Available Distribution Amount for the next succeeding Distribution Date (net of any portion of such Available Distribution Amount that is on deposit in the Collection Account), all Net Prepayment Premiums collected on Mortgage Loans during the most recently ended Collection Period and amounts to be applied to the Trustee Fee and any expenses of the Trust payable out of the Collection Account under the Trust Agreement; and

                  (xii) CLEAR AND TERMINATE: to clear and terminate the Custodial Account pursuant to Section 3.02.

                  (b) The Servicer shall, on each Servicer Remittance Date, remit the amounts specified in clause (xi) above to the Collection Account by wire transfer of immediately available funds. The Servicer shall remit by wire transfer of immediately available funds (A) to the account specified in writing by the Trustee and the Fiscal Agent from time to time all amounts payable to the Trustee and the Fiscal Agent and applied as provided in clauses (i), (ii), (iv) and (x) above; and (B) to the account specified in writing by the Special Servicer from time to time all amounts payable to the Special Servicer and applied as provided in clauses (iii), (iv), (v) and (x) above. If the Trustee does not receive any funds from the Servicer on any Servicer Remittance Date, the Trustee will give the Servicer notice to that effect by 9:00 a.m. Central Time on the related Distribution Date.

                  (c) The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of justifying any withdrawal from the Custodial Account for the Trust.

                  Section 2.03 REPORTS TO THE TRUSTEE AND SPECIAL SERVICER; MORTGAGOR OPERATING STATEMENTS.

                  (a) On the fifth Business Day after each Determination Date, the Servicer shall deliver or cause to be delivered to the Trustee and, if requested, the Special Servicer, in writing and on a computer-readable medium, in form reasonably acceptable to the Trustee, the following reports: (1) a Comparative Financial Status Report, (2) a Delinquent Loan Status Report, (3) a Historical Liquidation Loss Report, (4) a Historical Loan Modification Report and (5) an REO Status Report.

                  On the fifth Business Day after each Determination Date, the Servicer shall also deliver or cause to be delivered to the Trustee and, if requested, the Special Servicer, in writing, and on a computer-readable medium, in form reasonably acceptable to the Trustee, a report setting forth the information specified in clauses (i) through (xiv) below (the amounts and allocations of payments, collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the report to be delivered by the Special Servicer to the Servicer within two Business Days after the Determination Date, but in no event later than four Business Days prior to the immediately succeeding Distribution Date, in the form required by the Special Servicing Agreement):

                  (i) the aggregate amount that is to be transferred from the Custodial Account to the Collection Account on the related Servicer Remittance Date that is allocable to principal on or in respect of the Mortgage Loans and any REO Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and (if different) the Principal Payment Amount for the immediately succeeding Distribution Date;

                  (ii) the aggregate amount that is to be transferred from the Custodial Account to the Collection Account on the related Servicer Remittance Date that is allocable to (A) interest on or in respect of the Mortgage Loans and any REO Loans and (B) Net Prepayment Premiums;

                  (iii) the aggregate amount of any P&I Advances (specifying the principal and interest portions thereof separately) to be made pursuant to Article IV of the Trust Agreement that are included in the amounts to be deposited in the Collection Account;

                  (iv) the amount of the Servicing Fees, Special Servicing Compensation (broken down by type) and other servicing compensation with respect to the Mortgage Pool for the Due Period ending on such Determination Date, specifying the items and amounts of such other servicing compensation payable to the Servicer and the Special Servicer, and the amount of any adjustment to the Servicing Fee pursuant to Section 2.05;

                  (v) the aggregate Scheduled Principal Balance of the Mortgage Pool at the close of business on such Determination Date and the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding after the immediately following Distribution Date;

                  (vi) the number and aggregate Unpaid Principal Balance and Scheduled Principal Balance as of the close of business on such Determination Date of Mortgage Loans (A) remaining outstanding, (B) delinquent 30-59 days, (C) delinquent 60-89 days, (D) delinquent 90 days or more but not in foreclosure, (E) in foreclosure, (F) as to which the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related Primary Mortgaged Property) has become REO Property during the Collection Period ending on such Determination Date, (G) as to which the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related Primary Mortgaged Property) was REO Property as the end of such Collection Period and (H) the terms of which have been modified during such Collection Period pursuant to this Agreement or the Special Servicing Agreement;

                  (vii) the loan number and the Unpaid Principal Balance and Scheduled Principal Balance as of the close of business on such Determination Date of each Specially Serviced Mortgage Loan and each other Defaulted Mortgage Loan;

                  (viii) with respect to any REO Property that was included in the Trust Fund as of the close of business on such Determination Date, the loan number of the related Mortgage Loan, the book value of such REO Property and the amount of Net REO Income and other amounts, if any, received on such REO Property during the related Collection Period and the portion thereof included in the Available Distribution Amount for the immediately succeeding Distribution Date;

                  (ix) with respect to any Mortgage Loan as to which the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related Primary Mortgaged Property) became an REO Property during the Due Period ending on such Determination Date, the loan number of such Mortgage Loan and the Unpaid Principal Balance and Scheduled Principal Balance of such Mortgage Loan as of the related Acquisition Date;

                  (x) with respect to any Mortgage Loan or REO Property as to which a Final Recovery Determination was made by the Servicer during the Collection Period ending on such Determination Date, the loan number of such Mortgage Loan or, in the case of an REO Property, of the related Mortgage Loan, the amount of Liquidation Proceeds and/or other amounts, if any, received thereon during such Collection Period and the portion thereof included in the Available Distribution Amount for the immediately succeeding Distribution Date, and any resulting Liquidation Realized Loss;

                  (xi) with respect to any Mortgage Loan that became a Deleted Mortgage Loan during the Collection Period, the loan number of such Mortgage Loan, the amount of Repurchase Proceeds received thereon and the portion thereof included in the Available Distribution Amount for the immediately succeeding Distribution Date;

                  (xii) the aggregate amount of Realized Losses on the Mortgage Pool for the Collection Period ending on such Determination Date (and the portions allocable to principal and interest), setting forth separately the aggregate amount of Realized Losses due to earthquakes and floods;

                  (xiii) the aggregate amount of the Additional Trust Fund Expenses (broken down by type) withdrawn from the Custodial Account during the Collection Period ending on such Determination Date and the extent to which they constitute Additional Expense Losses; and

                  (xiv) such other information on a Mortgage Loan-by-Mortgage Loan or REO Property-by-REO Property basis as the Trustee or the Depositor shall reasonably request in writing (including, without limitation, information with respect to any modifications of any Mortgage Loan, any Mortgage Loans in default or foreclosure, the operation and disposition of REO Property and the assumption of any Mortgage Loan).

                  On the date on which the reports described above are delivered to the Trustee, the Servicer shall also deliver or cause to be delivered to the Trustee and the Special Servicer a report, in writing and in a computer-readable medium, in form reasonably acceptable to the Trustee, containing the information with respect to the Mortgage Pool necessary for the Trustee to prepare with respect to the Mortgage Pool the same tables in the same form set forth under the caption "DESCRIPTION OF MORTGAGE LOANS--Additional Mortgage Loan Information" in the 1996-C2 Prospectus Supplement, as well as to prepare an updated Mortgage Loan Schedule, in each case reflecting the changes in the Mortgage Pool during the related Due Period and Collection Period.

                  (b) The Trustee shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Consistent with the Trust Agreement, the Trustee shall provide
(i) to the Internal Revenue Service or other Persons (including, but not limited to, the transferor of a Residual Certificate to a Disqualified Organization or to an agent that has acquired a Residual Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions. The Servicer shall provide the Trustee with such information concerning the Mortgage Loans and any REO Properties as is necessary for the preparation of the tax or information returns or receipts of each such REMIC as the Trustee may reasonably request from time to time. The Special Servicer shall provide to the Servicer all information in its possession with respect to the Specially Serviced Mortgage Loans and REO Properties necessary for the Servicer to comply with its obligations under this
Section 2.03(b).

                  (c) Not later than the second Business Day following each Servicer Remittance Date, the Servicer shall forward to the Trustee a statement, setting forth the status of the Custodial Account as of the close of business on such Servicer Remittance Date, stating that all distributions required by this Agreement to be made by the Servicer have been made (or, in the case of any required distribution that has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period from the preceding Servicer Remittance Date (or, in the case of the first Servicer Remittance Date, from the Cut-Off Date) to such Servicer Remittance Date, the aggregate of deposits into and withdrawals from each Custodial Account for each category of deposit specified in Section 2.01 and each category of withdrawal specified in Section 2.02(a). The Servicer shall also deliver to the Trustee, upon reasonable request of the Trustee, any and all additional information relating to the Mortgage Loans and REO Properties (which information shall be based upon reports delivered to the Servicer by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties).

                  (d) The Special Servicer shall use its reasonable efforts to obtain copies of all of the monthly, quarterly and annual operating statements for each Mortgaged Property and monthly, quarterly and annual rent rolls for each Mortgaged Property, regardless of whether the related Mortgage Loan documents require the Mortgagor to provide such information. The Special Servicer shall forward monthly to the Servicer the information requested by the Servicer to complete the Comparative Financial Status Report.

                  (e) Not later than the fifth Business Day following the Determination Date each month, commencing in December 1996, the Special Servicer shall deliver to the Trustee and the Rating Agencies an Operating Statement Analysis with respect to all quarterly and annual operating statements and rent rolls received by the Special Servicer during the related Collection Period (including attached copies of such operating statements and rent rolls on which it is based) with respect to Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans, including, among other things, information regarding the applicable Debt Service Coverage Ratio. With respect to each Mortgage Loan and Group of Cross-Collateralized Mortgage Loans for which the Special Servicer receives monthly but not quarterly operating statements and rent rolls, the Special Servicer shall deliver to the Trustee and the Rating Agencies an Operating Statement Analysis based thereon once per calendar quarter. Each such Operating Statement Analysis will be provided to the Servicer upon request.

                  (f) The Servicer shall provide copies of the reports and information which the Servicer is to deliver to the Trustee hereunder to any of the Depositor, the Special Servicer, the Operating Adviser or any Rating Agency upon any such party's request. In addition, the Servicer or the Special Servicer, as applicable, will make available to the Trustee, the Depositor, the Operating Adviser, the Special Servicer and any Rating Agency upon reasonable request therefor any additional information regarding the Mortgage Loans in its possession, including without limitation, any financial or occupancy information (including rent rolls or lease summaries). The Servicer shall provide to the Trustee, the Depositor, the Operating Adviser, the Special Servicer and each Rating Agency viewing access, to the extent available, to its electronic records relating to the Mortgage Loans when such viewing access becomes available and to the information accessible in such electronic records. Upon the request of any of the Operating Adviser, the Depositor, the Special Servicer, the Trustee or any Rating Agency, the Servicer shall conduct a meeting at its offices or by a telephone conference call with such Person for the purpose of discussing any issues relating to the Mortgage Loans.

                  (g) Within 10 days of receipt by the Special Servicer of any annual operating statements with respect to any Mortgaged Property, the Special Servicer shall prepare an NOI

Adjustment Worksheet for such Mortgaged Property (with the annual operating statements attached thereto as an exhibit) in the form attached hereto as EXHIBIT C. The Special Servicer shall maintain one Operating Statement Analysis Report for each Mortgaged Property. The Operating Statement Analysis Report for each Mortgaged Property is to be updated by the Special Servicer, and such updated report delivered to the Depositor, the Servicer and the Trustee, within 30 days after receipt by the Special Servicer of updated operating statements for such Mortgaged Property. The Special Servicer will use the "normalized" column from the NOI Adjustment Worksheet to update the Operating Statement Analysis Report and will use any operating statements received with respect to any Mortgaged Property to update the Operating Statement Analysis Report for such Mortgaged Property, such updates to be completed and copies thereof sent to the Depositor, the Trustee, the Rating Agencies and the Servicer within 30 days after receipt of the necessary information.

                  (h) No later than the fifth Business Day after each Determination Date, but in no event later than three Business Days prior to the succeeding Distribution Date, beginning in November 1996, the Servicer shall prepare and deliver to the Depositor and the Trustee a watchlist report in the form of EXHIBIT H attached hereto of all Mortgage Loans that the Servicer has determined are in jeopardy of becoming Specially Serviced Mortgage Loans. For this purpose, Mortgage Loans that are in jeopardy of becoming Specially Serviced Mortgage Loans shall include, without limitation (i) Mortgage Loans having a current Debt Service Coverage Ratio that is 80% or less of the Debt Service Coverage Ratio as of the Cut-Off Date, based on the most recent financial reports provided to the Servicer, (ii) Mortgage Loans as to which any required inspection of the related Mortgaged Property conducted by the Special Servicer indicates a problem that the Special Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property, (iii) Mortgage Loans as to which it has come to the Special Servicer's attention in the performance of its duties under this Agreement (without any expansion of such duties by reason hereof) that any tenant (A) occupying 25% or more of the space in the related Mortgaged Property has vacated (without being replaced by a comparable tenant and lease) or (B) has declared bankruptcy, (iv) Mortgage Loans that are at least 30 days delinquent in payment,
(v) Balloon Loans that are within 60 days of maturity and (vi) such other Mortgage Loans as the Servicer in its reasonable judgment has determined are in jeopardy of becoming Specially Serviced Mortgage Loans.

                  (i) Additional information regarding the Mortgage Loans, including, without limitation, any financial or occupancy information (including lease summaries), to the extent provided to the Servicer by the Mortgagors, shall be delivered to the Special Servicer and the Trustee, within ten days of receipt, and shall be distributed to the Certificateholders by the Trustee.

                  Section 2.04     ADVANCES.

                  The Servicer shall make each Servicing Advance and P&I Advance in accordance with the terms of the Transaction Documents, unless the Servicer determines, in accordance with Section 4.04 of the Trust Agreement, that any such Advance would be a Nonrecoverable Advance. The Servicer shall deposit any P&I Advances required to be made with respect to any Distribution Date into the Custodial Account on the P&I Advance Date immediately preceding such Distribution Date. Notwithstanding anything to the contrary in any of the Transaction

Documents, any reference herein or in the Special Servicing Agreement to the Servicer's obligation to make any Advance under the Transaction Documents shall be deemed to also be a reference to the Trustee's and the Fiscal Agent's respective obligations to make such Advance as and to the extent provided in the Trust Agreement, and any reference herein or in the Special Servicing Agreement to an Advance being reimbursable to the Servicer shall be deemed to also be a reference to such Advance being reimbursable to the Trustee or the Fiscal Agent if and to the extent actually made thereby.

                  Section 2.05     ADJUSTMENT OF SERVICING FEES.

                  (a) The total Servicing Fees payable to the Servicer with respect to the Mortgage Pool for any Due Period shall be (i) reduced (to not less than $0) by the amount, if any, by which the aggregate of all Prepayment Interest Shortfalls for all Mortgage Loans for the related Distribution Date was greater than the aggregate of all Excess Prepayment Interest for all Mortgage Loans for such Distribution Date (such aggregate reduction to be allocable among all the Mortgage Loans and any REO Loans PRO RATA in accordance with the respective Servicing Fees otherwise payable in respect thereof for such Due Period) and (ii) increased by the amount, if any, by which the aggregate of all Excess Prepayment Interest for all Mortgage Loans for such Distribution Date was greater than the aggregate of all Prepayment Interest Shortfalls for all Mortgage Loans for such Distribution Date (such aggregate increase to be allocable among the prepaid Mortgage Loans to which such Excess Prepayment Interest relates PRO RATA in accordance with the respective amounts of such Excess Prepayment Interest for such prepaid Mortgage Loans).

                  (b) The determination of the amount the Servicer is required to remit to the Trustee on any Servicer Remittance Date shall be made taking into account any adjustment to Servicing Fees pursuant to Section 2.05(a). The rights of the Trustee to a reduction in the aggregate Servicing Fee for any Due Period pursuant to Section 2.05(a) shall not be cumulative from one Due Period to another. The amount of any increase in the aggregate Servicing Fee for any Due Period pursuant to Section 2.05(a) may be withdrawn by the Servicer from the Custodial Account, as provided in Section 2.02(a).

                                   ARTICLE III

                                   TERMINATION

                  Section 3.01     TERMINATION.

                  (a) The obligations of the Servicer under the Transaction Documents (other than the obligations of the Servicer to remit to the Persons entitled thereto the amounts on deposit in the Custodial Account in accordance with Sections 2.02(a) and 2.02(b), the obligation of the Servicer to make payments to the Trustee as set forth in Section 3.02 and the obligations of the Servicer to the Trustee pursuant to Sections 4.09 and 4.23) shall terminate upon the earliest of (i) the date which is the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund or (B) the disposition of the last REO Property remaining in the Trust Fund, (ii) the sale of all the Mortgage Loans and any REO Properties remaining in the Trust Fund as contemplated by Section 3.03, or (iii) if an Event of Default pursuant to (A) clauses (i) or (ii) of Section 3.01(b) has occurred, one day following the date on which the Trustee or the Depositor shall have given written notice to the Servicer that the Servicer is terminated under this Agreement, (B) clauses (v), (vi) or (vii) of Section 3.01(b) has occurred, immediately upon delivery of written notice of termination by the Trustee or the Depositor or (C) clauses (iii), (iv) or (viii) of Section 3.01(b) has occurred, 30 days following the delivery of written notice of termination by the Trustee or the Depositor.

                  (b) "EVENT OF DEFAULT," wherever used herein, means any one of the following events:

                  (i) any failure by the Servicer to deposit in the Custodial Account when required any amount required to be so deposited under the terms of the Transaction Documents or any failure by the Servicer to make when due any required Advances; or

                  (ii) any failure by the Servicer to remit to the Trustee when due any amount required to be so remitted under the terms of the Transaction Documents, which failure continues unremedied at 12:00 noon, Central Time on the next Distribution Date to occur after the date on which such amount was due to be so remitted; or

                  (iii) any failure on the part of the Servicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in any of the Transaction Documents which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, except that to the extent the Trustee determines that the Servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Servicer to cure such failure (no such cure period to exceed 60 days, however, unless agreed to in writing by each of the Rating Agencies); or

                  (iv) any breach of the representations and warranties contained in Section 4.09 that materially and adversely affects the interest of any Class of Certificateholders and that continues unremedied for a period of 45 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, except that to the extent such Trustee determines that the Servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Servicer to cure such breach (no such cure period to exceed 60 days, however, unless agreed to in writing by each of the Rating Agencies); or

                  (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (vi) the Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (vii) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                  (viii) a change in the status of the Servicer that would result in a qualification, downgrading or withdrawal of any of the ratings on the Certificates that are rated.

                  Section 3.02     PROCEDURE UPON TERMINATION.

                  (a) Notice of any termination pursuant to clause (i) of
Section 3.01(a), specifying the Servicer Remittance Date upon which the final transfer by the Servicer to the Trustee shall be made, shall be given promptly in writing by the Servicer to the Trustee no later than the later of (i) five Business Days after the final payment or other liquidation of the last Mortgage Loan or REO Property or (ii) the sixth day of the month of the final remittance. Upon any such termination, the duties of the Servicer (other than the obligation of the Servicer to pay to the Trustee the amounts remaining in the Custodial Account as set forth below and the obligations of the Servicer to the Trustee and the Depositor pursuant to Sections 4.09 and 4.23) shall terminate and the Servicer shall transfer to the Trustee (for distribution to the Class R-I Certificateholders in accordance with Section 8.03 of the Trust Agreement), the amounts remaining in the Custodial Account after making the withdrawals permitted to be made pursuant to clauses (i) through (xii) of Section 2.02(a) and shall thereafter terminate the Custodial Account and any other account or fund maintained by the Servicer with respect to the Mortgage Loans.

                  (b) Upon the effective date of any termination of the Servicer pursuant to clause (iii) of Section 3.01, all authority, power and rights of the Servicer under the Transaction Documents, whether with respect to the Mortgage Loans or otherwise, shall terminate; provided that in no event shall the termination of the Servicer be effective until the Trustee shall have succeeded the Servicer as successor servicer or the Trustee or the Depositor has notified the Servicer that another Person has been designated as successor servicer and such successor servicer shall have assumed the Servicer's obligations and responsibilities under the Transaction Documents. Except as provided in the next sentence, the Trustee may not succeed the Servicer as servicer until and unless it has satisfied the provisions that would apply to a Person succeeding to the business of the Servicer set forth in clauses (iii) and (iv) of Section 4.18. Notwithstanding the foregoing sentence, in the event that the Servicer is terminated as a result of an event described in clauses (iv) through (vii) of
Section 3.01(b), the Trustee shall act as successor servicer immediately upon delivery of a notice of termination to the Servicer and shall use best efforts, within 90 days of assuming the duties of the Servicer, either to satisfy the conditions set forth in clauses (iii) and (iv) of Section 4.18 or to transfer the duties of the Servicer to a successor servicer who has satisfied such conditions. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights under the Transaction Documents as servicer, including, without limitation, notifying Mortgagors of the assignment of the servicing function, providing the Trustee and the successor servicer with all documents and records in electronic or other form reasonably requested by either of them to enable the successor servicer to assume the Servicer's functions under the Transaction Documents and transferring to such successor for administration by it of all amounts which shall at the time be or should have been deposited by the Servicer in the Custodial Account and any other account or fund maintained by or on behalf of the Servicer or thereafter received with respect to the Mortgage Loans or any REO Properties. Any costs and expenses associated with the transfer of the servicing function under this Agreement shall be borne by the predecessor servicer and, if not paid by such predecessor servicer within 30 days of its receipt of an invoice regarding such costs, shall be paid by the Trust Fund.

                  (c) Upon a resignation of the Servicer as permitted by Section
4.19 or a termination of the Servicer for cause, the Servicer shall be entitled to reimbursement of any outstanding Advances (with interest at the Advance Rate) made by the Servicer prior to the termination of the services of the Servicer. The successor servicer may elect to reimburse such Advances to the Servicer that has resigned or been terminated for cause, and, if such successor servicer so elects to reimburse such Advances (and pay such Advance Interest), then such successor shall be entitled to reimbursement therefor under the Transaction Documents as if such successor has originally made such Advances. If such successor does not elect to so reimburse such Advances to the Servicer that has resigned or been terminated for cause, then, notwithstanding the provisions of
Section 2.02(a), such Advances (and Advance Interest) will be reimbursed to the Servicer that resigned or was terminated for cause after reimbursement of any Advances of the Trustee, the Fiscal Agent or any successor servicer, to the extent funds are available therefor, during the first 120 days after such resignation or termination, and, thereafter, such Advances (and Advance Interest) will be reimbursed at the same time that any Advances (and Advance Interest) of the successor servicer are reimbursed, from funds available therefor, with one dollar being reimbursed to the resigned or terminated servicer for every dollar reimbursed to such successor servicer. The successor servicer shall provide to the Servicer that has resigned or been terminated (and whose Advances have not been reimbursed by the successor servicer) monthly reports of the status of all Advances and the reimbursement thereof until such time as the resigned or terminated Servicer shall have received reimbursement of all its Advances and accrued interest thereon.

                  Section 3.03     OPTIONAL CLEAN-UP CALL.

                  At any time after the Aggregate Certificate Principal Balance of the Sequential Pay Certificates is reduced to an amount less than or equal to 5% of the Aggregate Certificate Principal Balance of the Sequential Pay Certificates as of the Closing Date, the Servicer may give written notice to the Trustee (a "CLEAN-UP NOTICE") that it elects to purchase all the Mortgage Loans and any REO Properties, at the Termination Price and on the other terms and conditions set forth in Section 8.01 of the Trust Agreement and the Trustee shall deliver a copy of such notice to the Class R-III Certificateholders. Within ten Business Days after a Clean-Up Notice has been sent by the Trustee, the Class R-III Certificateholders shall either (i) notify the Trustee that they will purchase such Mortgage Loans and REO Properties pursuant to such Section
8.01 of the Trust Agreement and the Servicer's right to do so shall expire or
(ii) notify the Trustee that they will not purchase such Mortgage Loans and REO Properties and that the Servicer shall be entitled to purchase such Mortgage Loans and REO Properties as provided in Section 8.01 of the Trust Agreement. If the Class R-III Certificateholders provide the notice specified in clause (ii) above, or provide neither the notice specified in clause (i) or clause (ii) above, within such period of ten Business Days, the Servicer shall be obligated to purchase such Mortgage Loans and REO Properties at the Termination Price and on the other terms and conditions set forth in Section 8.01 of the Trust Agreement. If the Servicer purchases such Mortgage Loans and REO Properties, this Agreement shall thereupon terminate. If the Class R-III Certificateholders purchase such Mortgage Loans and REO Properties, the Class R-III Certificateholders shall appoint a successor servicer for such Mortgage Loans and REO Properties, and upon the completion of the transfer of servicing of such Mortgage Loans and REO Properties from the Servicer to such successor servicer, this Agreement shall terminate unless the Servicer and such Certificateholders otherwise agree in writing. The transfer of servicing to a successor servicer shall be effected in the same manner that a transfer of servicing would be effected pursuant to a termination of the Servicer's services under the Transaction Documents as provided in Section 3.02(b).


                                   ARTICLE IV

                         ADMINISTRATION AND SERVICING OF
             MORTGAGE LOANS BY THE SERVICER AND THE SPECIAL SERVICER

                  Section 4.01     DUTIES OF THE SERVICER.

                  (a) For and on behalf of the Certificateholders and the Trustee, the Servicer shall service the Mortgage Loans (other than the Specially Serviced Mortgage Loans) in the best interests of the Trust and the Certificateholders in accordance with applicable law and the provisions of the Transaction Documents, the respective Mortgage Loans and the related Insurance Policies and, to the extent consistent with the foregoing, in accordance with Accepted Servicing Practices.

                  (b) The Servicer, in the case of an event specified in clause
(A) below, and the Special Servicer, in the case of an event specified in clause
(B) below, shall each send a written notice to the other and to the Trustee within two Business Days (or earlier, if required by Accepted Servicing Practices) after becoming aware (A) that a Servicing Transfer Event has occurred with respect to a Mortgage Loan or (B) that a Mortgage Loan has become a Rehabilitated Mortgage Loan, which notice shall identify the applicable Mortgage Loan and, in the case of (A) above, the Servicing Transfer Event that occurred.

                  (c) Upon the occurrence of a Servicing Transfer Event with respect to a Mortgage Loan, the Servicer shall mark its records for such Mortgage Loan to cause any bills for amounts due on such Mortgage Loan to be sent thereafter to the Special Servicer rather than the related Mortgagor. Upon receipt of any such bill, the Special Servicer shall, within two Business Days, advise the Servicer as to whether such bill should be sent to the Mortgagor and of any changes to be made, and return the bill to the Servicer. The Servicer shall thereafter promptly send the corrected bill to the Mortgagor unless the Special Servicer has requested that such bill not be sent to the Mortgagor. If a Mortgage Loan becomes a Rehabilitated Mortgage Loan, the Servicer shall bill the Mortgagor as it did before such Mortgage Loan became a Specially Serviced Mortgage Loan or as otherwise appropriate.

                  (d) All amounts collected by the Servicer with respect to a Specially Serviced Mortgage Loan (other than a Mortgage Loan as to which the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related Primary Mortgaged Property) has become an REO Property) shall be deposited in the Custodial Account. The Servicer shall, upon receipt of any such payment, notify the Special Servicer by facsimile of the receipt of such payment and the amount thereof and shall include in such facsimile transmission a copy of both sides of any check and a copy of any related correspondence. The Special Servicer shall, within two Business Days thereafter, instruct the Servicer in writing as to the application of such payment.

                  (e) On or prior to the Closing Date, the Depositor shall cause copies of the Mortgage Files for each Mortgage Loan to be delivered to the Servicer and the Special Servicer.

                  Section 4.02 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY.

                  (a) The Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions Insurance Policy with a Qualified Insurer, naming LaSalle National Bank as Trustee on behalf of the Certificateholders as a certificateholder under such policy as loss payee and affording coverage for all the Servicer's directors, officers and employees and other Persons acting on behalf of the Servicer. The Servicer Errors and Omissions Insurance Policy and Servicer Fidelity Bond shall be in such form and amount as would meet the requirements of FNMA or FHLMC if FNMA or FHLMC were the purchaser of the Mortgage Loans that are multifamily Mortgage Loans, and shall be in such form as is customary for servicers of commercial mortgage loans, in the case of the Mortgage Loans that are commercial mortgage loans. Copies of the Servicer Errors and Omissions Insurance Policy and Servicer Fidelity Bond shall be delivered to the Trustee promptly following the Closing Date.

                  (b) The Servicer shall promptly report in writing to the Trustee any material changes that may occur in the Servicer Fidelity Bond or the Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee copies of all binders and policies or certificates evidencing that such bond and insurance policy are in full force and effect. The Servicer shall promptly report in writing to the Trustee all cases of embezzlement, fraud or irregularities of operation relating to the servicing of the Mortgage Loans by the Servicer and its employees, officers, directors, agents and representatives. The total of such losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in any such report, together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of the Servicer's bonding companies or insurers relating to the Mortgage Loans or the servicing thereof, a copy of such report (which report may omit any references to individuals suspected of such embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Trustee. Copies of any notices furnished to the Trustee pursuant to this Section 4.02(b) shall be furnished to the Rating Agencies by the Servicer.

                  Section 4.03 THE SERVICER'S FINANCIAL STATEMENTS AND RELATED INFORMATION.

                  The Servicer shall deliver to the Trustee and the Rating Agencies, within 90 days after the end of its fiscal year, a copy of its annual financial statements or the consolidated annual financial statements of its parent, such financial statements to be audited by a nationally recognized firm of Independent Accountants. The Servicer shall notify the Trustee, as of the Closing Date, of the Servicer's fiscal year and shall notify the Trustee promptly after any change thereof.

                  Section 4.04     THE SERVICER TO ACT AS SERVICER.

                  (a) Except as otherwise provided in Sections 4.01, 4.25 or 4.29, the Servicer shall service and administer the Mortgage Loans other than the Specially Serviced Mortgage Loans and shall, subject to Sections 4.01, 4.25, 4.29, 5.01 and 5.02 and as otherwise provided herein, have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing and subject to Sections 4.01, 4.25, 4.29, 5.01 and
5.03 and as may otherwise be provided herein, the Servicer is hereby authorized and empowered, at such time as the Servicer determines it appropriate in the exercise of reasonable business judgment and in accordance with Accepted Servicing Practices, to execute and deliver, on behalf of itself, the Trustee, the Trust or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, financing statements and continuation statements, with respect to the Mortgage Loans (other than the Specially Serviced Mortgage Loans) and with respect to the related Mortgaged Properties. The Trustee shall furnish to the Servicer, upon request, powers of attorney of the Trustee, empowering the Servicer to take such actions as it determines to be reasonably necessary to comply with its servicing, administrative and management duties under the Transaction Documents, and to execute and deliver instruments of satisfaction or cancellation, and to appeal, prosecute or defend in any court action relating to such Mortgage Loans or any related Mortgaged Property, in accordance with its servicing and administrative duties under the Transaction Documents, and the Trustee shall execute and deliver or cause to be executed and delivered such other documents as a Servicing Officer may request, necessary or appropriate to enable the Servicer to service and administer such Mortgage Loans and carry out its servicing and administrative duties under the Transaction Documents, in each case in accordance with Accepted Servicing Practices and the terms of the Transaction Documents. In the performance of its duties under the Transaction

Documents, the Servicer shall be an independent contractor and shall not, except in those instances where it is, after notice to the Trustee as provided above, taking action in the name of any Trustee, be deemed to be the agent of such Trustee. The Servicer shall not have any responsibility or liability for any act or omission of the Trustee, the Special Servicer, the Depositor or the Fiscal Agent that is not attributable to the failure of the Servicer to perform its obligations under the Transaction Documents.

                  (b) In servicing and administering the Mortgage Loans (that are not Specially Serviced Mortgage Loans), the Servicer shall employ procedures (including, but not limited to, collection procedures) consistent with Accepted Servicing Practices. The Servicer may advance, as Servicing Advances on any Defaulted Mortgage Loan, any amounts not specifically provided for under the Transaction Documents if (i) it determines in its reasonable business judgment, that advancing such amount will increase the Trust's recovery on the Mortgage Loan and (ii) it furnishes to the Trustee a Nondisqualification Opinion in connection with such advance, the expense of which shall be a Servicing Advance.

                  Section 4.05     COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR
                                   ITEMS.

                  (a) If under the terms of any of the Mortgage Loans, the Servicer shall have the right to establish escrow or impound accounts, the Servicer shall, in addition to the Custodial Account, establish and maintain one or more custodial accounts, each of which shall be an Eligible Account or an account designated by the Mortgagor if the terms of the Mortgage Loan so require (each, an "ESCROW ACCOUNT") and shall deposit therein within one Business Day after receipt any collections of Escrow Amounts for the account of the respective Mortgagor and such other amounts as are required to be escrowed or impounded under the terms of any Mortgage Loan. Subject to the terms of any related Mortgage Note and Mortgage, and further subject to applicable law, any funds in any Escrow Account may be invested in Eligible Investments that mature prior to the date on which payments have to be made out of the related Escrow Account and any such Eligible Investment shall not be sold or disposed of prior to its maturity. However, if any loss is incurred on any such investment (unless the Mortgage Note or Mortgage specifies the investment), the Servicer shall compensate for the full amount of such loss by depositing into the appropriate Escrow Account out of its own funds an amount equal to such loss and shall not be entitled to reimbursement therefor. Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Mortgage or Mortgage Note) only (i) to effect timely payment of Escrow Amounts in connection with the related Mortgage Loan,
(ii) to reimburse the Servicer out of related collections for Servicing Advances with respect to Escrow Amounts, (iii) to refund to any Mortgagors any sums determined to be overages, (iv) to pay interest, if any, owed to any Mortgagors on such account to the extent required by law and the related Mortgage Loan documents, (v) for application to restoration or repair of the related Mortgaged Property or (vi) to clear and terminate the Escrow Account on the termination of this Agreement. The Servicer shall be entitled to all investment income on any Escrow Account not required to be paid to Mortgagors pursuant to the preceding sentence. The Servicer shall make Servicing Advances to the extent necessary to make the payments (to the extent that such payments are required pursuant to any Mortgage Loan to be paid by the Mortgagor and are not either paid or deposited in the Escrow Account) referred to in clause (i) above to the extent funds in the related Escrow Account are insufficient for such purpose. In addition, the Servicer shall advance any other amounts necessary to protect the Trust's security interest in any Mortgaged Property, which amount shall be treated as a Servicing Advance recoverable pursuant to Section 2.02(a). The Special Servicer shall remit to the Servicer, within two Business Days after receipt thereof, any amounts the Special Servicer has received and identified as Escrow Amounts with respect to Specially Serviced Mortgage Loans.

                  (b) The Servicer shall maintain, or cause to be maintained, accurate records with respect to each Mortgaged Property (including Mortgaged Properties relating to Specially Serviced Mortgage Loans but not including records with respect to REO Property) reflecting the status of ground rents, taxes, assessments, water rates, sewer rates and other similar items that are or may become a lien thereon and the status of Standard Hazard Insurance Policy premiums payable in respect thereof. The Servicer shall deliver to the Trustee, on an annual basis, a certification that each Mortgaged Property is covered by a Standard Hazard Insurance Policy or any other insurance required by the terms of this Agreement or the related Mortgage Loan. The Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect, or cause to be effected, payment thereof prior to the applicable penalty or termination date, employing for such purpose Escrow Amounts as allowed under the terms of the related Mortgage Loan. To the extent that a Mortgage Loan does not require a Mortgagor to make payments for taxes, Standard Hazard Insurance Policy premiums and similar items in escrow, the Servicer shall use its reasonable best efforts in accordance with Accepted Servicing Practices to require that any such payments be made by the Mortgagor. The Servicer shall use its reasonable best efforts to require the Mortgagor to reimburse it for any costs incurred by the Servicer in effecting the timely payment of taxes and assessments on the properties securing the Mortgage Loans (that are not Specially Serviced Mortgage Loans). Any extraordinary costs (but not ordinary, routine costs) of effecting the timely payment of taxes, assessments, and insurance premiums owed by any Mortgagor shall be recoverable by the Servicer as Servicing Advances pursuant to Section 2.02(a). If a Mortgagor (including a Mortgagor under a Specially Serviced Mortgage Loan) fails to make any such payment on a timely basis, or if collections from the Mortgagor are insufficient to pay any such item when due, the Servicer shall make, in accordance with Accepted Servicing Practices, a Servicing Advance in the amount of any shortfall from its own funds, but only to the extent that the related Mortgage Loan requires the Mortgagor to pay such amounts and the Mortgagor has failed to do so. Such Servicing Advances shall be recoverable by the Servicer pursuant to Section 2.02(a). The Special Servicer shall remit to the Servicer, within two Business Days after receipt thereof, any amounts the Special Servicer has received and identified as payments in respect of taxes or insurance premiums with respect to any Specially Serviced Mortgage Loans.

                  (c) If a Mortgagor under a Specially Serviced Mortgage Loan fails to make such payments in respect of taxes, assessments, water rates, sewer rates, Standard Hazard Insurance Policy Premiums or other similar items on a timely basis, then the Special Servicer shall use its reasonable best efforts in accordance with Accepted Servicing Practices (as defined in the Special Servicing Agreement) and the terms of the Special Servicing Agreement, to require that any such payment be made by the Mortgagor and take such other actions with respect thereto permitted or required by the Special Servicing Agreement. The Servicer shall make Servicing Advances to the extent necessary in order to make the payments referred to in this Section 4.05(c) of amounts that the Mortgagor is required by the terms of the Mortgage Loan to pay and has failed to pay with respect to Specially Serviced Mortgage Loans, and the

Special Servicer shall use its reasonable best efforts to recover such amounts from the applicable Mortgagor. Such Servicing Advance shall be recoverable by the Servicer pursuant to Section 2.02(a).

                  Section 4.06     [ RESERVED ]

                  Section 4.07     RELEASE OF MORTGAGE FILES.

                  (a) Upon becoming aware of the payment in full of the balance of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by a certification substantially in the form of EXHIBIT A hereto (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Custodial Account pursuant to Section 2.01 have been or will be so deposited) of a Servicing Officer and shall request delivery to the Servicer of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release or cause the release of the related Mortgage File to the Servicer, and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon receipt of such payment in full, the Servicer is authorized to give an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the related Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account. If the Mortgage Loan with respect to which an instrument of satisfaction is to be given is a Specially Serviced Mortgage Loan, the Servicer shall not deliver such instrument of satisfaction unless and until the Servicer has obtained the prior written approval of the Special Servicer.

                  (b) From time to time and as appropriate for the servicing of any Mortgage Loan (other than a Specially Serviced Mortgage Loan) and in accordance with Accepted Servicing Practices, the Trustee shall execute or cause to be executed such documents as shall be prepared and furnished to the Trustee by a Servicing Officer (in form reasonably acceptable to the Trustee) and as are necessary for such purposes. The Trustee shall, upon request of the Servicer and delivery to the Trustee of a trust receipt signed by a Servicing Officer substantially in the form of EXHIBIT A hereto, release the related Mortgage File to the Servicer. However, at no time may the Servicer have in its possession, pursuant to this Section 4.07(b), more than 5% of the total number of Mortgage Files, unless a Servicing Officer certifies to the Trustee that a larger number is necessary to properly service the Mortgage Loans. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the necessity of possession by the Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer to that effect, the trust receipt shall be released by the Trustee to the Servicer.

                  (c) Upon receipt by the Servicer of a request from the Special Servicer, the Servicer shall promptly, with respect to any Specially Serviced Mortgage Loan, release to the Special Servicer documents and instruments in the possession of the Servicer related to such Specially Serviced Mortgage Loan that the Special Servicer requests to be delivered to it in connection with servicing the Specially Serviced Mortgage Loan and cooperate with the Special Servicer in providing such documents, files, reports and information and taking such actions (or refraining from taking such actions) with respect to Specially Serviced Mortgage Loans as the Special Servicer may reasonably request. However, the Servicer shall not be required to take any action or provide any information that the Servicer determines will result in any material cost or expense to which it is not entitled to reimbursement hereunder or will result in any material liability for which it is not indemnified hereunder.

                  Section 4.08 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF THE SERVICER TO BE HELD FOR THE TRUSTEE.

                  (a) The Servicer shall transmit to the Trustee such documents and instruments coming into the possession of the Servicer as are required by the terms hereof to be delivered from time to time to the Trustee. The Servicer shall provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Special Servicer, the Fiscal Agent and their respective agents and accountants at any time upon reasonable request and during normal business hours. In fulfilling any such request, the Servicer shall not be responsible for determining whether such information is sufficient for the Trustee's, Special Servicer's or the Fiscal Agent's purposes.

                  (b) All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or Principal Prepayments or from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or otherwise (but excluding any Servicing Fees, and all other amounts to which the Servicer is entitled to hereunder, and excluding Retained Yield), shall be held in trust by the Servicer for and on behalf of the Trust and shall be and remain the sole and exclusive property of the Trust (any Retained Yield to be held in trust by the Servicer for and on behalf of the related Retained Yield Holder).

                  (c) The Servicer hereby acknowledges that the Trust owns the Mortgage Loans and all Mortgage Files representing such Mortgage Loans and all funds now or hereafter held by, or under the control of, the Servicer that are collected by the Servicer in connection with the Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial payments of principal or interest or as Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or otherwise, and all proceeds of the foregoing and proceeds of proceeds (but excluding any Servicing Fees and all other amounts to which the Servicer is entitled to hereunder, and excluding Retained Yield); and the Servicer agrees that all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Servicer, shall be held by the Servicer in trust for and on behalf of the Trust (except for any Retained Yield which shall be held by the Servicer in trust for and on behalf of the related Retained Yield Holder).

                  (d) The Servicer also agrees that it shall not create, incur or subject any Mortgage Loans, or any funds that are deposited in any Escrow Account or the Custodial Account, or any funds that otherwise are or may become due or payable to the Trust, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, and shall not assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds, including those in the Custodial Account, collected on, or in connection with, any Mortgage Loan. However, the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable by the Trust to the Servicer under the Transaction Documents.

                  Section 4.09 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER.

                  (a) The Servicer hereby represents and warrants to and covenants with the Trustee, for the benefit of the Certificateholders, as of the Closing Date:

                  (i) the Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of California, and is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under the Transaction Documents;

                  (ii) the Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations of the Servicer contemplated by, the Transaction Documents. The Servicer's execution, delivery and performance of the Transaction Documents has been authorized by all requisite corporate action. Each of the Transaction Documents evidences the valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) neither the execution and delivery of the Transaction Documents, the consummation of the transactions contemplated by the Transaction Documents, nor the fulfillment of or compliance with the terms and conditions of the Transaction Documents will: (A) conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, (B) result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject that would materially and adversely affect the Servicer's ability to perform its obligations under the Transaction Documents or (C) result in the creation or imposition of any material lien, charge or encumbrance upon any of its properties pursuant to the terms of any trust agreement, indenture, mortgage, deed of trust, contract or other instrument;

                  (iv) each officer, director, employee, consultant or advisor of the Servicer with responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section
         4.02. Neither the Servicer nor any of its officers, directors, employees, consultants or advisors involved in the servicing or administration of Mortgage Loans has been refused such coverage or insurance;

                  (v) there is no action, suit, or proceeding pending or, to the best of the Servicer's knowledge, threatened against the Servicer that, either in any one instance or in the aggregate, would draw into question the validity of the Transaction Documents or of any action taken or to be taken in connection with the obligations of the Servicer under the Transaction Documents, or which would be likely to impair materially the ability of the Servicer to perform under the terms of the Transaction Documents;

                  (vi) the Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under the Transaction Documents;

                  (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, the terms of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents;

                  (viii) the Servicer has not filed for relief under any bankruptcy or similar statute and is not insolvent and does not expect to file for such relief or to become insolvent;

                  (ix) the consummation of the transactions contemplated by the Transaction Documents are in the ordinary course of the business of the Servicer; and

                  (x) the Servicer holds all material licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted. The Servicer is, and, to the extent necessary to perform its duties under the Transaction Documents, will take all steps necessary to be permitted to do business in each state in which the Mortgaged Properties (including the REO Properties) are located.

                  (b) It is understood that the representations and warranties set forth in this Section 4.09 shall survive the execution and delivery of the Transaction Documents. The Servicer shall indemnify the Depositor, the Trustee, the Special Servicer and the Trust and hold each of them harmless against any and all losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or resulting from, a breach of such Servicer's representations and warranties contained in this Section 4.09. Such indemnification shall survive any termination or resignation of the Servicer, the Trustee or the Fiscal Agent under the Transaction Documents.

                  (c) Any cause of action against the Servicer arising out of the breach of any representations or warranties made in this Section 4.09 shall accrue upon discovery of such breach by the Trustee or the Servicer. The Servicer shall give prompt notice to the Trustee, the Depositor and the Special Servicer of the occurrence, or the failure to occur, of any event that, with notice, the passage of time or both, would cause any representation or warranty in this Section 4.09 to be untrue or inaccurate in any respect.

                  Section 4.10     STANDARD HAZARD AND FLOOD INSURANCE POLICIES.

                  (a) To the extent consistent with Accepted Servicing Practices, for each Mortgage Loan that requires the Mortgagor to, or permits the Mortgagee to require the Mortgagor to, maintain such insurance, the Servicer shall cause the related Mortgagor to maintain fire and casualty insurance with extended coverage in an amount which is not less than the lesser of (i) the full replacement cost of the improvements securing such Mortgage Loan or (ii) the Unpaid Principal Balance of such Mortgage Loan, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause, with a deductible not to exceed a customary amount for the risk insured and with a replacement cost rider providing no deduction for depreciation, unless otherwise specified by the related Mortgage Loan. To the extent permitted by the terms of the related Mortgage Loan, the Servicer shall require such insurance to be obtained from a Qualified Insurer. If the Mortgagor fails to maintain the fire and casualty insurance required by the related Mortgage Loan, the Servicer shall obtain such insurance (which may be through a master or single interest blanket insurance policy). The cost (including any deductible relating to such insurance) of such insurance (or, in the case of a master or single interest blanket insurance policy, the incremental cost (including any deductible relating to such insurance) of such insurance related to the specific Mortgaged Property), shall be a Servicing Advance and shall be recoverable by the Servicer pursuant to Section 2.02(a). If, at any time, a Mortgaged Property is located in an area identified in the Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards or it becomes located in such an area by virtue of a remapping completed by such agency (and flood insurance has been made available), the Servicer shall, if and to the extent the Mortgage Loan requires the Mortgagor or permits the Mortgagee to require the Mortgagor to do so, cause the related Mortgagor to maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in the maximum amount of insurance coverage available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended, unless otherwise specified by the related Mortgage Loan. If
(i) the Mortgagor is required by the terms of the Mortgage Loan to maintain such insurance (or becomes so obligated by the terms of the Mortgage Loan by virtue of the related Mortgaged Property becoming located in such an area by virtue of such remapping) or (ii) the terms of the Mortgage Loan permit the Mortgagor to require the Mortgagor to obtain such insurance, the Servicer shall promptly notify the Mortgagor of its obligation to maintain such insurance. If the Mortgagor fails to obtain such flood insurance within 120 days of such notification, the Servicer shall obtain such insurance, the cost of which shall be a Servicing Advance and shall be recoverable by the Servicer pursuant to
Section 2.02(a). It is understood and agreed that the Servicer shall cause to be maintained with respect to each Mortgaged Property all other insurance coverage required by the related Mortgage Loan documents (including, without limitation, earthquake insurance coverage), and to the extent that such Mortgage Loan documents provide that the insurance coverage required with respect to such Mortgaged Property shall be within the discretion of the Mortgagee, the Servicer shall require all such coverage required by law and consistent with Accepted Servicing Practices, including, without limitation, insurance relating to vandalism and malicious mischief, business interruption, loss of rental value, business automobile liability, liquor liability, personal and advertising liability, false arrest, libel and slander, as applicable. If the Mortgagor fails to maintain such other insurance coverage, the Servicer shall obtain such insurance, the cost of which shall be a

Servicing Advance reimbursable pursuant to Section 2.02(a). All policies required hereunder shall name the Servicer on behalf of the Trust as loss payee and shall be endorsed with a standard mortgagee clause.

                  (b) Pursuant to Section 2.01, any amounts collected by the Servicer under any insurance policies maintained pursuant to this Section 4.10 (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the terms of the related Mortgage Loan, applicable law and/or the Transaction Documents, including, without limitation, Accepted Servicing Practices) shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 2.02(a). Any cost incurred by the Servicer in enforcing the obligations of the Mortgagor to maintain insurance shall be treated as additional amounts owing by the Mortgagor where the terms of the Mortgage Loan so permit, and shall be Servicing Advances recoverable by the Servicer pursuant to Section 2.02(a).

                  (c) In the event that the Servicer shall obtain and maintain a blanket policy issued by a Qualified Insurer insuring against hazard losses on all of the Mortgage Loans (other than as provided in Section 4.10(a)), it shall conclusively be deemed to have satisfied its obligation as set forth in this
Section 4.10 to maintain fire and casualty insurance, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property an insurance policy complying with the first sentence of Section 4.10(a) and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. The cost of any such blanket policy shall be an expense of the Servicer and not of the Trust.

                  Section 4.11     PRESENTMENT OF CLAIMS AND COLLECTION OF
                                   PROCEEDS.

                  (a) Subject to Accepted Servicing Practices, the Servicer shall use its reasonable best efforts to monitor the Mortgaged Properties for claims to be made under the Insurance Policies with respect to the Mortgage Loans and shall prepare and present or cause to be prepared and presented on behalf of the Trustee all claims of which it has knowledge under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any extraordinary costs (but not ordinary, routine costs) of taking the actions required by the preceding sentence shall be recoverable by the Servicer as Servicing Advances pursuant to Section 2.02(a). Any proceeds disbursed to the Servicer in respect of such policies shall be promptly deposited in the Custodial Account upon receipt, except for any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the terms of the related Mortgage Loan, applicable law and the Transaction Documents (including, without limitation, Accepted Servicing Practices).

                  (b) In connection with the condemnation or casualty of a Mortgaged Property, to the extent permitted by the terms of the related Mortgage Loan, Insurance Proceeds and Condemnation Proceeds, after first deducting and paying to the Servicer or the Trustee, the

Servicer's or the Trustee's costs and expenses of collection, may be used by the related Mortgagor to reimburse itself for the cost of restoration or repair, if each of the following conditions are met:

                  (i) there is no payment default or material performance default under the related Mortgage Loan;

                  (ii) if costs to complete full restoration or repair of the related Mortgaged Property exceed the proceeds available therefor, the Servicer has received from the related Mortgagor either (A) the amount of such deficit or (B) a bond of completion or such other evidence reasonably satisfactory to the Servicer of the Mortgagor's ability to pay such additional costs;

                  (iii) (1) if the cost of repairs and restoration will, in the reasonable estimate of the Servicer, not exceed $10,000, the Servicer shall have been furnished information, reasonably requested by the Servicer, regarding such repairs and restoration; and (2) if the cost of such repairs and restoration will, in such reasonable estimate of the Servicer, exceed $10,000, the Servicer shall have been furnished:
         (A) for approval by it, an estimate of the cost of restoration or repair of the related Mortgaged Property that has been certified to by an architect reasonably acceptable to the Servicer; (B) by the architect referred to in clause (A) above, final plans and specifications for reconstruction of the building and related improvements in respect of such Mortgaged Property, such plans and specifications being reasonably satisfactory to the Servicer; and (C) evidence to its reasonable satisfaction that there are no zoning or land use restrictions that would preclude the related Mortgagor from rebuilding or restoring the Mortgaged Property to its pre-casualty conditions and characteristics (all documentation required by this clause (iii) to be delivered within 60 days of receipt of notification by the Mortgagor of the Servicer's election to apply any Insurance Proceeds or Condemnation Proceeds to such restoration or repair); and

                  (iv) all other conditions for release of such Insurance Proceeds or Condemnation Proceeds set forth in the related Mortgage Loan documents have been satisfied.

         If the foregoing conditions are met, the Servicer shall cause the related Mortgagor to diligently proceed with the restoration or repair of the affected Mortgaged Property. If any of the conditions above are not met, then the Servicer, to the extent consistent with the terms of the related Mortgage Loan(s), applicable law and Accepted Servicing Practices, shall apply any such Insurance Proceeds or Condemnation Proceeds against amounts due under the related Mortgage Loan.

                  Section 4.12     CONSENT TO THE MORTGAGOR REQUESTS.

                  Except with respect to Specially Serviced Mortgage Loans, to the extent that one or more terms of the related Mortgage Loan documents requires the consent of the Mortgagee thereunder, the Servicer is hereby authorized, on behalf of the Trust, to so consent to the request by a Mortgagor to the extent the following conditions have been satisfied:

                  (i) there is no payment default or material performance default under the related Mortgage Loan;

                  (ii) the action to which such consent relates cannot reasonably be expected to result in the increase of the then current Loan-to-Value Ratio for the related Mortgage Loan based on the latest appraisal of the related Mortgaged Property in the Servicer's possession;

                  (iii) the action to which such consent relates cannot reasonably be expected to result in the decrease of the then current Debt Service Coverage Ratio for the related Mortgage Loan (or, if such Mortgage Loan is one of a Group of related CrossCollateralized Mortgage Loans, for such Group), which may be determined on the basis of the most recent available monthly, quarterly or annual financial statements of the related Mortgaged Property or Properties if such financial statements relate to a period ending not more than six months prior to such determination;

                  (iv) the action to which such consent relates cannot reasonably be expected to result in a lien on a related Mortgaged Property that is not permitted under the terms of the related Mortgage Loan documents;

                  (v) the action to which such consent relates complies with all applicable legal requirements, including, without limitation, all Environmental Laws, all zoning and building laws, ordinances and regulations and any condition, easement, right of way, covenant or restriction of record applicable to each related Mortgaged Property;

                  (vi) consent to such proposal otherwise is consistent with Accepted Servicing Practices and is not inconsistent with any other provisions of the Transaction Documents; and

                  (vii) to the extent any additional criteria are specified as a condition to such consent, as set forth in the related Mortgage Loan documents or otherwise, such criteria have been satisfied.

                  Section 4.13     TRANSFER OF CONTROL OF A MORTGAGOR.

                  The Servicer is hereby authorized, with the consent of the Special Servicer, to approve a request for the transfer of a controlling interest in a Mortgagor or, if applicable, the substitution of a Mortgagor's general partner, if the conditions set forth in Section 4.12 above have been satisfied and, in addition, the following conditions have been satisfied:

                  (i) the Special Servicer shall have received satisfactory evidence that the proposed transferee is a creditworthy and suitable Mortgagor, as determined in accordance with Accepted Servicing Practices;

                  (ii) the proposed transferee shall have executed and delivered to the Servicer for inclusion in the related Mortgage File a separateness agreement substantially in the form executed and delivered by the Mortgagor in connection with the origination of the

         Mortgage Loan (but only to the extent that such agreement was required in connection with the origination of such Mortgage Loan);

                  (iii) the proposed transferee shall have executed and delivered to the Servicer for inclusion in the related Mortgage File an indemnity and guaranty agreement substantially in the form executed and delivered by the Mortgagor in connection with the origination of the Mortgage Loan (but only to the extent that such agreement was required in connection with the origination of such Mortgage Loan);

                  (iv) the Servicer and the Special Servicer shall each have been paid all sums due it (including, in the case of the Special Servicer, the Assumption Fees), and shall have been reimbursed in full for all costs and expenses incurred by it, in connection with such proposed transfer (provided that in no event shall the total expense reimbursement and Assumption Fee charged by the Servicer and the Special Servicer exceed 1.5% of the Unpaid Principal Balance of the related Mortgage Loan as of the date of the proposed transfer); and

                  (v) such proposed transfer would not constitute a "significant modification" within the meaning of Treas. Reg. ss. 1.860G-2(b).

                  Section 4.14     SERVICER'S COMPENSATION.

                  The Servicer shall be entitled, as compensation, to the Servicing Fee for each Mortgage Loan and REO Loan, investment earnings on amounts in the Custodial Account, and, to the extent in excess of Advance Interest in respect of the related Mortgage Loans, late payment charges (exclusive of, in the case of the Mortgage Loans identified on the Mortgage Loan Schedule by loan numbers 63 and 109, the portion of such late payment charges payable to the related Retained Yield Holder) and Default Interest collected on the Mortgage Loans. Subject to the terms of the related Mortgage Loan documents and applicable law, the Servicer shall also be entitled to investment earnings on amounts in, and shall reimburse the Trust for any investment losses in, any Escrow Account maintained pursuant to Section 4.05(a). Reimbursement of all expenses permitted by the terms of the Transaction Documents to be reimbursed with respect to the related Mortgage Loan (including Advance Interest and reimbursement of all Servicing Advances and P&I Advances) shall be governed by
Section 2.02(a) hereof and Article IV of the Trust Agreement. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under the Transaction Documents and shall not be entitled to reimbursement therefor except as expressly provided in the Transaction Documents. The provisions of this Section 4.14 are subject to the provisions of Sections 2.02, 2.05 and 3.02(c).

                  Section 4.15     RESERVE ACCOUNTS.

                  The Servicer shall establish and maintain, as applicable, one or more accounts (the "RESERVE ACCOUNTS"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made to pay for, or to reimburse the related Mortgagor in connection with, the related repairs and/or capital improvements at the related Mortgaged Property if the repairs and/or capital improvements have been completed, or to otherwise be applied for their intended purpose, and such withdrawals are made in accordance with Accepted Servicing Practices and the terms of the related Mortgage Note, Mortgage and any other agreement with the related Mortgagor governing such Reserve Funds. Each Reserve Account shall be an Eligible Account or, if the terms of the Mortgage Loan so require, an account designated by the Mortgagor.

                  Section 4.16     ANNUAL OFFICER'S CERTIFICATE AS TO
                                   COMPLIANCE.

                  The Servicer shall deliver to the Trustee, the Depositor and each Rating Agency on or before March 31 of each year, commencing with March 31, 1997, an Officer's Certificate certifying that, with respect to the preceding calendar year: (i) the Servicing Officer signing such Officer's Certificate has reviewed the activities of the Servicer during the preceding calendar year or portion thereof and its performance under the Transaction Documents; and (ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under the Transaction Documents in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                  Section 4.17     ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING
                                   REPORT.

                  On or before March 31 of each year, beginning March 31, 1997, the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) with at least 250 professionals and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Depositor and each Rating Agency stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

                  Section 4.18     MERGER OR CONSOLIDATION OR BUSINESS
                                   SUCCESSOR.

                  Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor to the Servicer under the Transaction Documents, without the execution or filing of any paper or any further act on the part of any of the parties to any Transaction Document, anything herein to the contrary notwithstanding; provided that: (i) such successor or resulting Person shall be satisfactory to the Trustee; (ii) such successor or resulting Person shall execute and deliver to the Trustee an agreement, in form and substance satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the Transaction Documents from and after the date of such agreement; (iii) the Rating Agencies shall be given prior written notice of the identity of the proposed successor or resulting Person and the Rating Agencies shall have confirmed in writing that the ratings on the Certificates will not be qualified, downgraded or withdrawn by reason thereof; (iv) such successor or resulting Person shall have a net worth of at least $10,000,000; and (v) the Servicer shall deliver to the Trustee and any other Person designated by the Trustee an Officer's Certificate and an Opinion of Counsel acceptable to the Trustee (which opinion shall be an expense of the Servicer) stating that conditions (i) through
(iv) above have been complied with and the succession complies with the terms of the Transaction Documents. If such conditions are not complied with, the Trustee may terminate the Servicer's servicing of the Mortgage Loans pursuant to the Transaction Documents, such termination to be effected in the manner set forth in Section 3.02 as if an Event of Default had occurred and was continuing.

                  Section 4.19     RESIGNATION OF THE SERVICER.

                  (a) Except as set forth in Section 4.19(b), the Servicer shall not resign from the obligations and duties imposed on it under the Transaction Documents unless it determines that the Servicer's duties under the Transaction Documents are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until a successor servicer designated by the Trustee shall have assumed the Servicer's responsibilities and obligations under the Transaction Documents and the Rating Agencies shall have confirmed in writing that such designation shall not result in a qualification, downgrading or withdrawal of the ratings on the Certificates that are then rated. Notice of such resignation shall be given promptly by the Servicer to the Trustee. The costs or expenses associated with the transfer of the servicing function upon resignation of the Servicer under this Section 4.19 shall be borne by the resigning Servicer and, if not paid within 30 days of its receipt of an invoice regarding such cost, shall be paid by the Trust Fund.

                  (b) The Servicer may resign from the obligations and duties imposed on it under the Transaction Documents at any time on or after October 31, 1997, upon reasonable notice to the Trustee, provided that (i) a successor servicer is (A) available, (B) reasonably acceptable to the Operating Adviser, the Depositor, and the Trustee and (C) willing to assume the obligations, responsibilities and covenants to be performed under the Transaction Documents by the Servicer on substantially the same terms and conditions, and for not more than equivalent compensation, as herein provided, and (ii) the Rating Agencies shall have confirmed in writing that such resignation and designation of a successor servicer shall not result in a qualification, downgrade or withdrawal of any rating of any of the Certificates then rated. Any costs of such resignation and of obtaining a replacement Servicer shall be borne by the resigning Servicer and shall not be an expense of the Trust. No such resignation shall become effective unless and until such successor servicer enters into an agreement with the Trustee, in form reasonably satisfactory to the Trustee, assuming the obligations and responsibilities of the Servicer under the Transaction Documents.

                  Section 4.20     ASSIGNMENT OR DELEGATION OF DUTIES BY THE
                                   SERVICER.

                  Except as expressly provided in this Agreement, the Servicer shall not assign or transfer any of its rights, benefits or privileges under the Transaction Documents as servicer to any other Person or subcontract with, or authorize or appoint, any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer under the Transaction Documents.

                  Section 4.21     SUB-SERVICING.

                  (a) The Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its obligations under the Transaction Documents. Each Sub-Servicing Agreement shall: (i) be consistent with the Transaction Documents in all material respects and require the related Sub-Servicer to comply with all of the applicable provisions of the Transaction Documents, other than the obligation of the Servicer to make Advances; (ii) provide that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that none of the Trustee, any successor Servicer or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iii) permit the Servicer or the Depositor to terminate such agreement without penalty upon the occurrence of an "event of default" thereunder; (iv) permit any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty; (v) provide that if the Servicer ceases to serve as such under the Transaction Documents for any reason (including by reason of an Event of Default), the successor servicer may terminate such agreement or succeed to the rights and assume the obligations of the Servicer thereunder; (vi) prohibit the Sub-Servicer from entering into or consenting to any modification, waiver or amendment of any term of any Mortgage Loan without the consent of the Servicer;
(vii) not permit the Sub-Servicer any rights of indemnification that may be satisfied out of assets of the Trust; (viii) in the case of a CrossCollateralized Mortgage Loan, cover all other related Cross-Collateralized Mortgage Loans that are secured by Mortgages on the same Mortgaged Properties; and (ix) provide for payment of a sub-servicing fee solely from the Servicing Fee received by the Servicer hereunder. In addition, each Sub-Servicing Agreement entered into by the Servicer shall provide that such agreement shall terminate with respect to any Mortgage Loan serviced thereunder at any time (A) upon such loan becoming a Specially Serviced Mortgage Loan, (B) at the time the Servicer has made a Final Recovery Determination with respect to such Mortgage Loan and (C) upon notice from the Depositor and payment to the Sub-Servicer of a contractual termination fee, if any. However, if a Sub-Servicing Agreement is terminated with respect to a Mortgage Loan due to the application of clause (A) above, such Mortgage Loan will resume being sub-serviced pursuant to the related Sub-Servicing Agreement if such Mortgage Loan ceases to be a Specially Serviced Mortgage Loan. The Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Servicer.

                  (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law, and
(ii) if such Sub-Servicer is an approved conventional seller/servicer of mortgage loans for FHLMC or FNMA on the date such Sub-Servicer enters into a Sub-Servicing Agreement, then it shall remain at all times thereafter such an approved conventional seller/servicer.

                  (c) The Servicer for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust) monitor the performance and enforce the obligations of its Sub-Servicers under the Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of SubServicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such times as the Servicer, in its good faith business judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, the Servicer shall have the right to remove a Sub-Servicer at any time it considers such removal to be in the best interests of Certificateholders.

                  (d) If a Sub-Servicing Agreement is to be assumed by the Trustee or a successor thereto, the Servicer, at its expense shall, upon request of the Trustee or the Depositor, deliver to the assuming party all documents and records relating to such SubServicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and shall use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

                  (e) Notwithstanding the provisions of any Sub-Servicing Agreement, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of its obligations and duties under the Transaction Documents in accordance with the provisions hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans for which it is responsible.

                  Section 4.22     LIMITATION ON LIABILITY OF THE SERVICER AND
                                   OTHERS.

                  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Certificateholders, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to the Transaction Documents, or for errors in judgment; provided that this provision shall not protect the Servicer or any such Person against any breach of a representation, warranty or covenant contained in the Transaction Documents or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties or by reason of reckless disregard for its obligations and duties under the Transaction Documents. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person (including, without limitation, the Special Servicer) respecting any matters arising under the Transaction Documents, and the Servicer shall not be required to recompute, verify or recalculate any information supplied to it by the Special Servicer under the Transaction Documents. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with the Transaction Documents; provided that the Servicer in its sole discretion may undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the Certificateholders and the Trustee in the Mortgage Loans (subject to the Special Servicer's servicing of Specially Serviced Mortgage Loans as contemplated herein and in the Special Servicing Agreement), and shall undertake any such action if instructed to do so by the Depositor or the Trustee unless it reasonably believes such action would result in a material unreimbursed liability of the Servicer. All legal expenses and costs of such action shall be expenses and costs of the Trust. To the extent the Servicer pays any of such expenses and costs, its payments shall be Servicing Advances recoverable by the Servicer pursuant to Section 2.02(a).

                  Section 4.23     INDEMNIFICATION; THIRD-PARTY CLAIMS.

                  (a) The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified and held harmless by the Trust out of the Custodial Account from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to (i) the Transaction Documents (unless such legal action is incidental to the performance of its obligations and duties thereunder, in which case such items will be reimbursable to the Servicer only as and to the extent otherwise provided therein), (ii) any defect in the Mortgage Loans or related documents as of the date hereof, and (iii) any action taken by the Servicer or the Special Servicer in accordance with instructions delivered in writing to the Servicer or the Special Servicer by the Trustee pursuant to any provision of the Transaction Documents or information provided by the Special Servicer, in each case, other than any loss, liability or expense incurred by reason of the Servicer's breach of any representation, warranty or covenant in any of the Transaction Documents, the Servicer's willful misfeasance, bad faith or negligence in the performance of obligations and duties under any of the Transaction Documents or by reason of reckless disregard of obligations and duties under any of the Transaction Documents. The Servicer shall immediately notify the Trustee if a claim is made by a third party with respect to the Transaction Documents or the Mortgage Loans entitling the Servicer to indemnification hereunder, whereupon the Trustee on behalf of the Trust shall assume the defense of any such claim (with counsel reasonably satisfactory to the Servicer) and, subject to Section 7.11 and 7.12 of the Trust Agreement and the first sentence of Section 4.23(b) below, pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree that may be entered against it or them in respect of such claim. Any failure to so notify the Trustee shall not affect any rights the Servicer may have to indemnification under this Agreement or otherwise, unless the Trust is materially prejudiced thereby. The right to indemnification provided in this Section 4.23(a) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents. The Trustee or the Servicer shall promptly make from the Custodial Account any payments certified by the Servicer to the Trustee as required to be made to the Servicer pursuant to this Section 4.23(a).

                  (b) The Servicer agrees to indemnify the Trustee, the Fiscal Agent, the Special Servicer and any director, officer, employee or agent of any of them, and the Trust, and hold each of them harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that any of them may sustain arising from or as a result of any breach of any covenant in the Transaction Documents by the Servicer or the willful misfeasance, bad faith or negligence of the Servicer in the performance of its obligations and duties under the Transaction Documents or by reason of reckless disregard of obligations and duties under the Transaction Documents by the Servicer or the Servicer's improper use of a power of attorney furnished by the Trustee pursuant to Section 4.04(a). The Trustee, the Fiscal Agent or the Special Servicer, as the case may be, shall immediately notify the Servicer if a claim is made by a third party with respect to the Transaction Documents or the Mortgage Loans entitling it (or, in the case of the Trustee, itself or the Trust) to indemnification hereunder, whereupon the Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal Agent or the Special Servicer, as the case may be) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Servicer shall not affect any rights the Trustee, the Fiscal Agent or the Special Servicer, as the case may be, may have to indemnification under this Agreement or otherwise, unless the Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided by this Section 4.23(b) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (c) The Depositor shall indemnify and hold harmless the Servicer and each director and officer of the Servicer and each Person, if any, who controls the Servicer within the meaning of the 1933 Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Servicer or any such director, officer or controlling person may become subject under the 1933 Act, insofar as such loss, claim, damage, liability or action arises out of, or is based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Registered Certificates under the 1933 Act as originally filed or any amendment thereof (collectively, for purposes of this Section 4.23, the "REGISTRATION STATEMENT"), or in the 1996-C2 Prospectus and 1996-C2 PPM (collectively, for purposes of this Section 4.23, the "DISCLOSURE DOCUMENTS"), or arises out of, or is based upon the omission to state therein a material fact necessary to make the statements therein (in the case of a Disclosure Document, in light of the circumstances under which they were made) not misleading and shall reimburse the Servicer for any legal and other expenses reasonably incurred by the Servicer or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or omission made in the Registration Statement or the Disclosure Documents in reliance upon and in conformity with written information concerning the Servicer furnished to the Depositor by or on behalf of the Servicer specifically for inclusion therein. The Servicer shall immediately notify the Depositor if a claim is made by a third party entitling the Servicer to indemnification under this Section 4.23(c), whereupon the Depositor shall assume the defense of any such claim (with counsel reasonably satisfactory to the Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Depositor shall not affect any rights the Servicer may have to indemnification under this Section 4.23(c), unless the Depositor is materially prejudiced thereby. The indemnification provided herein shall survive the termination of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (d) The Servicer shall indemnify and hold harmless the Depositor, each director and officer of the Depositor and each Person, if any, who controls the Depositor within the meaning of the 1933 Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement of a material fact contained in the Disclosure Documents, or arises out of, or is based upon, the omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Depositor for any legal and other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, but in each case only to the extent that the untrue statement or omission was made in reliance upon and in conformity with written information concerning the Servicer furnished to the Depositor by or on behalf of the Servicer specifically for inclusion therein. The Depositor shall immediately notify the Servicer if a claim is made by a third party entitling the Depositor to indemnification under this Section 4.23(d), whereupon the Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Depositor) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Servicer shall not affect any rights the Depositor may have to indemnification under this Section 4.23(d), unless the Servicer is materially prejudiced thereby. The indemnification provided in this Section 4.23(d) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (e) The Servicer and Depositor expressly agree that the only written information concerning the Servicer furnished by or on behalf of the Servicer for inclusion in the Disclosure Documents is the information set forth in the first paragraph under the caption "SERVICING OF MORTGAGE LOANS--The Servicer--General" in the 1996-C2 Prospectus Supplement, which information the Servicer hereby represents and warrants is true and correct in all material respects as of the date of the 1996-C2 Prospectus Supplement and as of the Closing Date.

                  Section 4.24     THE SERVICER'S QUALIFICATION TO SERVICE.

                  The Servicer shall keep in full effect such qualifications to conduct business and any necessary licenses as are required in connection with the performance of its duties under the Transaction Documents.

                  Section 4.25     SPECIALLY SERVICED MORTGAGE LOANS.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Servicer shall immediately give notice thereof to the Special Servicer and the Trustee, and shall deliver a copy of the related Mortgage File to the Special Servicer within five Business Days after the giving of such notice. The Servicer shall use its best efforts to provide to the Special Servicer, within five Business Days of the Special Servicer's reasonable request therefor, all information, documents and records (including records stored electronically on computer tapes, magnetic discs and similar items) relating to such Mortgage Loan to enable the Special Servicer to assume its duties hereunder with respect thereto, to the extent such information is in the Servicer's possession. The Servicer, in any event, shall continue to act as servicer of such Mortgage Loan until the Special Servicer shall have commenced the servicing of such Mortgage Loan, which shall occur upon the Special Servicer's receipt of the copy of the related Mortgage File referred to in the first sentence of this Section 4.25(a).

                  (b) Prior to the transfer of servicing with respect to any Specially Serviced Mortgage Loan to the Special Servicer, the Servicer shall notify the Mortgagor under each Specially Serviced Mortgage Loan transferred to the Special Servicer, in accordance with Accepted Servicing Practices, in writing (the form and substance of which written notice shall be reasonably satisfactory to the Special Servicer) of such transfer.

                  (c) The Servicer shall be required to continue to make certain calculations and prepare certain reports required hereunder with respect to all of the Mortgage Loans, whether or not they are Specially Serviced Mortgage Loans. Such calculations and reports to the extent they relate to Specially Serviced Mortgage Loans shall be based on information supplied to the Servicer in writing by the Special Servicer as provided hereby and by the Special Servicing Agreement. The Servicer shall not be required to recompute, verify or recalculate any information supplied to it by the Special Servicer under the Transaction Documents. The Servicer shall render such services with respect to the Specially Serviced Mortgage Loans as are specifically provided for herein and in the Special Servicing Agreement.

                  (d) The Servicer shall provide to the Special Servicer, in order to facilitate the Special Servicer's compliance with its obligations under the Special Servicing Agreement, such information as the Special Servicer may reasonably request, in writing, from time to time.

                  (e) Upon determining that a Specially Serviced Mortgage Loan will, upon the Special Servicer's giving of notice to the Servicer as described in the definition of "Rehabilitated Mortgage Loan", become a Rehabilitated Mortgage Loan, the Special Servicer shall immediately give such notice. The Special Servicer shall use its best efforts to provide to the Servicer, within five Business Days of the Servicer's reasonable request therefor, all information, documents and records (including records stored electronically on computer tapes, magnetic discs and similar items) relating to the Mortgage Loan during the period that it was a Specially Serviced Mortgage Loan to enable the Servicer to resume its duties hereunder with respect thereto, to the extent such information is in the Special Servicer's possession. The Special Servicer, in any event, shall continue to act as special servicer of such Mortgage Loan until the Servicer shall have resumed the servicing of such Mortgage Loan, which shall occur upon the

Servicer's receipt of the information, documents and records relating to such Mortgage Loan referred to in the preceding sentence.

                  Section 4.26     THE SERVICER NOT TO OWN RESIDUAL
                                   CERTIFICATES.

                  The Servicer shall not own any Residual Certificates.

                  Section 4.27     TAX REPORTING.

                  From and after the Closing Date, the Servicer shall comply with all Mortgagor tax reporting requirements, including, without limitation, the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

                  Section 4.28 THE TRUSTEE, SPECIAL SERVICER AND DEPOSITOR TO COOPERATE WITH THE SERVICER.

                  Each of the Trustee, the Special Servicer and the Depositor shall furnish on a timely basis such reports, certifications, and information as are in its possession and as are reasonably requested by the Servicer to enable it to perform its duties hereunder.

                  Section 4.29     ADDITIONAL DUTIES OF THE SPECIAL SERVICER.

                  With respect to each Mortgage Loan (whether or not it is a Specially Serviced Mortgage Loan), the Special Servicer shall, in accordance with Accepted Servicing Practices (as defined in the Special Servicing Agreement):

                           (a) cause to be conducted, at its own expense,
                  without right of reimbursement, inspections of the Mortgaged Properties at such times and in such manner as shall be consistent with Accepted Servicing Practices, including, without limitation, upon obtaining knowledge that any Mortgaged Property has been damaged, left vacant, abandoned, is being subject to waste, or if a default under the related Mortgage Loan has occurred and is continuing; provided that the Special Servicer shall (i) conduct inspections of each Mortgaged Property not less than on an annual basis, (ii) conduct inspections of each Mortgaged Property within six months of the related Mortgage Loan's Maturity Date and (iii) within 30 days of conducting each such inspection, prepare and provide to the Trustee and the Servicer a copy of the written report relating thereto;

                           (b) upon receipt of notification from the Servicer,
                  which notification shall occur promptly, that a Mortgagor is delinquent with respect to any Monthly Payment or Balloon Payment and that the Servicer has made an initial contact (by telephone or otherwise) with such Mortgagor in connection with such delinquency (i) make any reasonable efforts to collect such delinquent payments and any other payments required under the terms and provisions of the related Mortgage Loan; and
                  (ii) promptly apprise the Servicer of all collection and customer service matters and furnish to the Servicer copies of all written communications between the Special Servicer and such Mortgagor; and

                           (c) use its reasonable efforts to obtain copies of
                  all of the monthly, quarterly and annual operating statements for each Mortgaged Property and monthly, quarterly and annual rent rolls for each Mortgaged Property, regardless of whether the related Mortgage Loan documents require the Mortgagor to provide such information, and prepare the Operating Statement Analysis thereon as described in Section 2.03(e).


                                    ARTICLE V

                              REMIC ADMINISTRATION

                  Section 5.01     COMPLIANCE WITH REMIC PROVISIONS.

                  The Servicer shall act in accordance with (i) the Transaction Documents, (ii) any and all instructions, notices and directions of the Trustee that are in accordance with the Transaction Documents and (iii) the provisions of the Code relating to REMICs, in order to create or maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the Code or, as appropriate, adopt a plan of complete liquidation for any such REMIC. The Servicer shall not take any action or cause any of REMIC I, REMIC II or REMIC III to take any action that could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC under the Code or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code or on prohibited contributions pursuant to Section 860G(d) of the Code), unless the Servicer and the Trustee have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  Section 6.01     BINDING NATURE OF AGREEMENT; BENEFITS OF
                                   AGREEMENT.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns and shall inure to the benefit of the Certificateholders and the Fiscal Agent. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement, their permitted successors and assigns hereunder, the Certificateholders and the Fiscal Agent, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                  Section 6.02     ENTIRE AGREEMENT.

                  The Transaction Documents (including, without limitation, this Agreement) contain the entire agreement and understanding between the parties hereto with respect to the subject matter thereof, and supersede all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter thereof. The express terms of the Transaction Documents control and supersede any course of performance or usage of the trade inconsistent with any of the terms thereof.

                  Section 6.03     AMENDMENT.

                  This Agreement may be amended from time to time by the Trustee and the Servicer by an instrument in writing signed by both of them; provided that any amendment adversely affecting the obligations or interests of the Depositor or the obligations of the Special Servicer or the Fiscal Agent under the Transaction Documents shall require the written consent of the Depositor, the Special Servicer or the Fiscal Agent, as the case may be, and no amendment shall adversely affect the status of, or cause a tax to be imposed on, any of REMIC I, REMIC II or REMIC III as a REMIC for federal income tax purposes. The costs and expenses associated with any such amendment shall be borne by the party requesting the amendment.

                  Section 6.04     GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 6.05     NOTICES.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by: (a) the Trustee at 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107,
Attention: Asset-Backed Securities Trust Services Group-LB Mortgage Trust II, Series 1996-C2, (b) the Depositor at 200 Vesey Street, New York, New York 10285,
Attention: Manager of Commercial Contract Finance, (c) the Special Servicer at 11200 Rockville Pike, Rockville, Maryland 20852, Attention: Frederick R. Burchill (with copies to David Iannarone, Esq., 11200 Rockville Pike, Rockville, Maryland 20852) and (d) the Servicer at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, Attention: Master Servicing Manager, with a copy to GMAC Mortgage Corporation, 100 Witmer Road, Horsham, Pennsylvania 19044-0963,
Attention: General Counsel; or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.

                  Copies of all notices, reports, certificates and amendments delivered to any party hereunder shall be mailed to each Rating Agency as follows: in the case of Moody's, 99 Church Street, New York, New York 10007,
Attention: Commercial Mortgage Surveillance Group; in the case of D&P, 55 East Monroe Street, Chicago, Illinois 60603, Attention: Structured Finance - Commercial Real Estate Monitoring; and in the case of Fitch, One State Street Plaza, New York, NY 10004, Attention: Commercial Mortgage Surveillance; or as to each such Rating Agency such other address as may hereafter be furnished by such Rating Agency to the parties hereto in writing.

                  Section 6.06     SEVERABILITY OF PROVISIONS.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 6.07     INDULGENCES; NO WAIVERS.

                  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  Section 6.08     HEADINGS NOT TO AFFECT INTERPRETATION.

                  The headings contained in this Agreement are for convenience of reference only, and shall not be used in the interpretation hereof.

                  Section 6.09     COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                  Section 6.10     REMEDIES OF THE TRUSTEE.

                  The Trustee shall have the right to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect its interests, as well as those of the Certificateholders (including, without limitation, the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy.

                  Section 6.11     SUCCESSORS AND ASSIGNS.

                  Any permitted successor or assign of the Servicer hereunder, of the Trustee under the Trust Agreement or of the Special Servicer under the Special Servicing Agreement shall, in each such case, succeed to the rights and obligations of such party under the other Transaction Documents without the execution or filing of any paper or any further act on the part of any of the parties to any of the Transaction Documents, anything herein to the contrary notwithstanding.

                  IN WITNESS WHEREOF, each of the Trustee, the Depositor, the Servicer and the Special Servicer has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.


                                LASALLE NATIONAL BANK, as Trustee



                                By:_________________________________
                                Name:
                                Title:


                                STRUCTURED ASSET SECURITIES
                                CORPORATION, as Depositor



                                By:_________________________________
                                Name:
                                Title:


                                GMAC COMMERCIAL MORTGAGE
                                CORPORATION, as Servicer



                                By:________________________________
                                Name:
                                Title:


                                CRIIMI MAE SERVICES LIMITED
                                PARTNERSHIP, as Special Servicer

                                By:      CRIIMI MAE Management, Inc.,
                                         its general partner



                                By:_______________________________
                                Name:
                                Title:

                                                                       EXHIBIT A


                              FORM OF TRUST RECEIPT


To:      LaSalle National Bank
         135 South LaSalle Street, Suite 1740
         Chicago, Illinois 60674-4107

         Attn:  LB MORTGAGE TRUST II, SERIES 1996-C2

Date:

                  In connection with the servicing and administration of certain mortgage loans (each, a "Mortgage Loan") under the Servicing Agreement, dated as of October 1, 1996, (the "Servicing Agreement") among LaSalle National Bank as trustee (the "Trustee"), Structured Asset Securities Corporation as depositor, the undersigned as servicer (the "Servicer") and CRIIMI MAE Services Limited Partnership as special servicer, the undersigned hereby requests a release of the Mortgage File held by you, as Trustee (or by a Custodian on your behalf), with respect to the following described Mortgage Loan, for the reason indicated below.

                  Mortgagor's Name:
                  Address:
                  Loan No.:
                  Reason for requesting file:

         __ Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Custodial Account pursuant to
                  Section 2.01 of the Servicing Agreement.)

         __       The Mortgage Loan is being foreclosed.

         __       Other. (Describe)

                  The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Servicing Agreement and will be returned to you, except if the Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Servicing Agreement.


                                    GMAC COMMERCIAL MORTGAGE
                                    CORPORATION, as Servicer



                                    By:_____________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                   FORM OF COMPARATIVE FINANCIAL STATUS REPORT


COMPARATIVE FINANCIAL STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 AS OF ______________________


=========================================================================================================================

----------------------------------------------------------  -------------------------------------------------------------
                                                                            Original Underwriting Information
----------------------------------------------------------  -------------------------------------------------------------
                                                               Basis Year
----------------------------------------------------------  -------------------------------------------------------------
                                                                 Last      Financial
                              Current     Paid     Annual      Property     Info as
  Loan                         Sched      Thru      Debt        Inspect       of         %       Total       $        %
 Number      City    State    Balance     Date     Service       Date        Date       Occ     Revenue     NOI      DSC
----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------
List all loans currently in deal with or with out
information largest to smallest loan
----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------
Total:                        $                    $                                     W        $          $        WA
----------------------------------------------------------  ------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------
                                                                                     RECEIVED
----------------------------------------------------------  -------------------------------------------------------------
FINANCIAL INFORMATION:                                                 LOANS                         BALANCE
----------------------------------------------------------  -------------------------------------------------------------
                                                                   #           %                  $         %
----------------------------------------------------------  -------------------------------------------------------------
CURRENT FULL YEAR:
----------------------------------------------------------  -------------------------------------------------------------
CURRENT FULL YR. RECEIVED WITH DSC LESS THAN 1:
----------------------------------------------------------  -------------------------------------------------------------
PRIOR FULL YEAR:
----------------------------------------------------------  -------------------------------------------------------------
PRIOR FULL YR. RECEIVED WITH DSC LESS THAN 1:
----------------------------------------------------------  -------------------------------------------------------------
QUARTERLY FINANCIALS:
----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------

----------------------------------------------------------  -------------------------------------------------------------
*NET CHANGE SHOULD COMPARE THE LATEST YEAR TO THE
 UNDERWRITING YEAR
=========================================================================================================================

                                                    APPENDIX                         Monthly


COMPARATIVE FINANCIAL STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 AS OF ______________________


============================================================================================================================

-----------------------------------------------------------  ---------------------------------------------------------------
                                                                          Prior Full Year Operating Information
-----------------------------------------------------------  ---------------------------------------------------------------
                                                                           as of___________                 Normalized
-----------------------------------------------------------  ---------------------------------------------------------------
                                                                 Last      Financial
                              Current     Paid     Annual      Property    Info as
  Loan                         Sched      Thru      Debt        Inspect       of        %       Total       $        %
 Number      City    State    Balance     Date     Service       Date        Date      Occ     Revenue     NOI      DSC
-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------
List all loans currently in deal with or with out
information largest to smallest loan
-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------
Total:                        $                    $                                  WA       $          $        WA
-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------
                                                                                     REQUIRED
-----------------------------------------------------------  ---------------------------------------------------------------
FINANCIAL INFORMATION:                                                 LOANS                        BALANCE
-----------------------------------------------------------  ---------------------------------------------------------------
                                                               #           %                   $          %
-----------------------------------------------------------  ---------------------------------------------------------------
CURRENT FULL YEAR:
-----------------------------------------------------------  ---------------------------------------------------------------
CURRENT FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  ---------------------------------------------------------------
PRIOR FULL YEAR:
-----------------------------------------------------------  ---------------------------------------------------------------
PRIOR FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  ---------------------------------------------------------------
QUARTERLY FINANCIALS:
-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------

-----------------------------------------------------------  ---------------------------------------------------------------
*NET CHANGE SHOULD COMPARE THE LATEST YEAR TO THE
 UNDERWRITING YEAR
============================================================================================================================

                                                    APPENDIX                         Monthly



COMPARATIVE FINANCIAL STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 AS OF ______________________


=============================================================================================================================

-----------------------------------------------------------  ----------------------------------------------------------------
                                                                          Current Annual Operating Information
-----------------------------------------------------------  ----------------------------------------------------------------
                                                                           as of___________                  Normalized
-----------------------------------------------------------  ----------------------------------------------------------------
                                                                 Last      Financial
                              Current     Paid     Annual      Property     Info as
  Loan                         Sched      Thru      Debt        Inspect       of         %       Total       $        %
 Number      City    State    Balance     Date     Service       Date        Date       Occ     Revenue     NOI      DSC
-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------
List all loans currently in deal with or with out
information largest to smallest loan
-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------
Total:                        $                    $                                   WA       $          $        WA
-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------
FINANCIAL INFORMATION:
-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------
CURRENT FULL YEAR:
-----------------------------------------------------------  ----------------------------------------------------------------
CURRENT FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  ----------------------------------------------------------------
PRIOR FULL YEAR:
-----------------------------------------------------------  ----------------------------------------------------------------
PRIOR FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  ----------------------------------------------------------------
QUARTERLY FINANCIALS:
-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------------------
*NET CHANGE SHOULD COMPARE THE LATEST YEAR TO THE
 UNDERWRITING YEAR
=============================================================================================================================

                                                    APPENDIX                         Monthly



COMPARATIVE FINANCIAL STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 AS OF ______________________


=================================================================================================================
                                                                               "Actual"
-----------------------------------------------------------  ----------------------------------------------------
                                                                          YTD Financial Information
-----------------------------------------------------------  ----------------------------------------------------
                                                                                     Month Reported
-----------------------------------------------------------  ----------------------------------------------------
                                                               Financial
                              Current     Paid     Annual       Info as
  Loan                         Sched      Thru      Debt          of         %       Total       $        %
 Number      City    State    Balance     Date     Service       Date       Occ     Revenue     NOI      DSC
-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------
List all loans currently in deal with or with out
information largest to smallest loan
-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------
Total:                        $                    $                       WA       $          $        WA
-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------
FINANCIAL INFORMATION:
-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------
CURRENT FULL YEAR:
-----------------------------------------------------------  ----------------------------------------------------
CURRENT FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  ----------------------------------------------------
PRIOR FULL YEAR:
-----------------------------------------------------------  ----------------------------------------------------
PRIOR FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  ----------------------------------------------------
QUARTERLY FINANCIALS:
-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------

-----------------------------------------------------------  ----------------------------------------------------
*NET CHANGE SHOULD COMPARE THE LATEST YEAR TO THE
 UNDERWRITING YEAR
=================================================================================================================

                                                    APPENDIX                                              Monthly



COMPARATIVE FINANCIAL STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 AS OF ______________________


============================================================================================
                                                                 *
-----------------------------------------------------------  -------------------------------
                                                                 Net Change
-----------------------------------------------------------  -------------------------------
                                                                   Current and Basis
-----------------------------------------------------------  -------------------------------

                              Current     Paid     Annual                  %
  Loan                         Sched      Thru      Debt          %      Total       %
 Number      City    State    Balance     Date     Service       OCC      Rev       DSC
-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------
List all loans currently in deal with or with out
information largest to smallest loan
-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------
Total:                        $                    $             WA        $        WA
-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------
FINANCIAL INFORMATION:
-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------
CURRENT FULL YEAR:
-----------------------------------------------------------  -------------------------------
CURRENT FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  -------------------------------
PRIOR FULL YEAR:
-----------------------------------------------------------  -------------------------------
PRIOR FULL YR. RECEIVED WITH DSC LESS THAN 1:
-----------------------------------------------------------  -------------------------------
QUARTERLY FINANCIALS:
-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------

-----------------------------------------------------------  -------------------------------
*NET CHANGE SHOULD COMPARE THE LATEST YEAR TO THE
 UNDERWRITING YEAR
============================================================================================

                                                    APPENDIX                         Monthly

                                                                       EXHIBIT C

                            NOI ADJUSTMENT WORKSHEET

                                                                       EXHIBIT C

              METHODOLOGY TO NORMALIZE NOI & DEBT SERVICE COVERAGE

One of the primary purposes of applying the methodology described below is to arrive at a servicer adjusted or "Normalized" NOI. This will help to facilitate a meaningful comparison of the property's ongoing performance to its performance at the time of the original underwriting. The items below highlight some major categories requiring adjustment. There may however be others and the servicer will be expected to use its discretion in making the necessary adjustments.

o Always assume a property management fee of at least 3-5%. Usually 5% is an accurate estimate but on larger properties 3% or 4% may be sufficient. (For "Normalized" NOI do not use a management fee less than what was used for the underwriting NOI).

o Remove any capital expenses from any above the line categories (such as extraordinary repairs and maintenance) and put them below the line in capital expenses.

o Property Taxes should be the annual amount due, excluding any delinquent taxes or credits from prior years (which would cause the number to be higher or lower).

o        Non-recurring extraordinary Income should be excluded.
         - A tax refund, a lease buyout or income received for a period other than the year in question should be adjusted. If past due rent for a prior year was paid and recorded in the current year the servicer should back it out and footnote it. - Care should be used when reflecting percentage/overage rents to ensure that it relates to the appropriate period and that the numbers are supported by tenant sales information.

o Remove any legal fees or consulting fees not pertaining to the operation of the property. - Fees for closing the loan restructure.

o        Analyze the income and expenses by looking at variances by category.
         For significant variances inquire with the borrower and make appropriate adjustments and/or footnote the reason for the difference.
         - i.e., electricity goes down because a major tenant vacates.

o The debt service should be an actual amount the borrower paid as per the servicer. If the servicer does not have a full year of payments the servicer should estimate a full year amount with the information they do have.

The servicer should use the attached NOI Adjustment Worksheets to document the adjustments made to arrive at Normalized NOI. Footnotes should be used wherever necessary to guide the reader through the analysis. These Adjustment Worksheets will then represent the backup for the property's Operating Statement Analysis (attached), which will contain a historical record of the previous three years' normalized financial statements and a comparison to the base year results.

                                                                       EXHIBIT C

                                        NOI ADJUSTMENT WORKSHEET for "Year"
                                           Commercial - (Property Type)

       PROPERTY OVERVIEW
                                ------------------------------------------------
         LB Control Number
                                ------------------------------------------------
         Servicer Loan Number
                                ----------------------------------------------------------------------------------------------------
         Asset Name
                                ----------------------------------------------------------------------------------------------------
         Property Address
                                ----------------------------------------------------------------------------------------------------
         Net Rentable Sq. Feet
                                --------------------------------
         Year Built/Year
         Renovated
                                ------------------------------------------------
         Year of Operations       Borrower        Adjustment     Normalized
                                ------------------------------------------------
         Occupancy Rate*
                                ------------------------------------------------
         Average Rental Rate
                                ------------------------------------------------
                                  * Occupancy rates are year end or the ending date of the financial statement for the period.


INCOME:
         Number of Mos.                "Year"
         Annualized
                                --------------------------------------------------------------------------------
         Period Ended             Borrower                       Adjustment                     Normalized
                                  Actual
                                --------------------------------------------------------------------------------
         Statement
         Classification
                                --------------------------------------------------------------------------------
         Rental Income
                                --------------------------------------------------------------------------------
         Pass Through/
         Escalations
                                --------------------------------------------------------------------------------
         Other Income
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
EFFECTIVE GROSS INCOME                $0.00          $0.00           $0.00           $0.00          $0.00
                                --------------------------------------------------------------------------------
                                  Normalized - Full year Financial statements that have been reviewed by the underwriter or Servicer


OPERATING EXPENSES:
                                --------------------------------------------------------------------------------
         Real Estate Taxes
                                --------------------------------------------------------------------------------
         Property Insurance
                                --------------------------------------------------------------------------------
         Utilities
                                --------------------------------------------------------------------------------
         Repairs and Maintenance
                                --------------------------------------------------------------------------------
         Management Fees
                                --------------------------------------------------------------------------------
         Payroll & Benefits
         Expense
                                --------------------------------------------------------------------------------
         Advertising & Marketing
                                --------------------------------------------------------------------------------
         Professional Fees
                                --------------------------------------------------------------------------------
         Other Expenses
                                --------------------------------------------------------------------------------
         Ground Rent
                                --------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES              $0.00           $0.00          $0.00           $0.00           $0.00
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
OPERATING EXPENSE RATIO
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
NET OPERATING INCOME                  $0.00                          $0.00                          $0.00
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
         Leasing Commissions
                                --------------------------------------------------------------------------------
         Tenant Improvements
                                --------------------------------------------------------------------------------
         Replacement Reserve
                                --------------------------------------------------------------------------------
TOTAL CAPITAL ITEMS                   $0.00          $0.00           $0.00           $0.00          $0.00
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
N.O.I. AFTER CAPITAL ITEMS            $0.00                          $0.00                          $0.00
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
DEBT SERVICE (PER SERVICER)           $0.00          $0.00           $0.00           $0.00          $0.00
                                --------------------------------------------------------------------------------
CASH FLOW AFTER DEBT SERVICE          $0.00          $0.00           $0.00           $0.00          $0.00
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
DSCR: (NOI/DEBT SERVICE)
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
DSCR: (AFTER RESERVES\CAP EXP.)
                                --------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
         SOURCE OF FINANCIAL
         DATA:
                                ----------------------------------------------------------------------------------------------------
                                  (i.e. operating statements, financial statements, tax return, other)
NOTES AND ASSUMPTIONS:
------------------------------------------------------------------------------------------------------------------------------------


This report should be completed by the Servicer for any "Normalization" of the Borrowers numbers Income: Comments Expense:
CommentsCapital Items: Comments


                                                                       EXHIBIT D

                      FORM OF DELINQUENT LOAN STATUS REPORT


DELINQUENT LOAN STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES
1996-C2 as of ____________.

=======================================================================================================
                                           (A)         (B)           (C)           (D)         (E)-
                                                                                               A+B+C+D
=======================================================================================================
LOAN #     PROPERTY  SQ. FT.     PAID TO   ACTUAL &    TOTAL         TOTAL         OTHER       TOTAL
CITY &     TYPE      OR          DATE      SCHEDULED   OUTSTANDING   OUTSTANDING   ADVANCES    EXPOSURE
STATE                UNITS/                LOAN        P&I           EXPENSES TO   (TAXES &
                     OCC%/                 BALANCE     ADVANCES      DATE          ESCROW)
                     DATE                              TO DATE
-------------------------------------------------------------------------------------------------------
                                           90 + DAYS DELINQUENT
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           60  DAYS DELINQUENT
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           30 DAYS DELINQUENT
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                            CURRENT & AT SPECIAL SERVICER
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
* STATUS SHOULD CONTAIN A CODE
INDICATING THE CURRENT DIRECTION OF EACH
LOAN SUCH AS (FCL - IN FORECLOSURE, MOD
- MODIFICATION, DPO - DISCOUNT PAYOFF,
NS-NOTE SALE, BK-BANKRUPTCY, PP-PAYMENT
PLAN, CURR-CURRENT, TBD - TO BE
DETERMINED ETC...)
-------------------------------------------------------------------------------------------------------
IT IS POSSIBLE TO COMBINE THE STATUS
CODES IF THE LOAN IS GOING IN MORE THAN
ONE DIRECTION. (I.E. FCL/MOD, BK/MOD,
BK/FCL/DPO)
=======================================================================================================


DELINQUENT LOAN STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES
1996-C2 as of ____________.

==========================================================================================================


==========================================================================================================
LOAN #     PROPERTY  SQ. FT.     PAID TO   CURRENT   CURRENT   MATURITY   MOST      MOST        APPRAISAL
CITY &     TYPE      OR          DATE      MONTHLY   INTEREST  DATE       RECENT    RECENT      DATE
STATE                UNITS/                P&I       RATE                 NOI/      NOI/DSCR
                     OCC%/                                                DATE
                     DATE
----------------------------------------------------------------------------------------------------------
                                           90 + DAYS DELINQUENT
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                           60  DAYS DELINQUENT
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                           30 DAYS DELINQUENT
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                            CURRENT & AT SPECIAL SERVICER
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
* STATUS SHOULD CONTAIN A CODE
INDICATING THE CURRENT DIRECTION OF EACH
LOAN SUCH AS (FCL - IN FORECLOSURE, MOD
- MODIFICATION, DPO - DISCOUNT PAYOFF,
NS-NOTE SALE, BK-BANKRUPTCY, PP-PAYMENT
PLAN, CURR-CURRENT, TBD - TO BE
DETERMINED ETC...)
----------------------------------------------------------------------------------------------------------
IT IS POSSIBLE TO COMBINE THE STATUS
CODES IF THE LOAN IS GOING IN MORE THAN
ONE DIRECTION. (I.E. FCL/MOD, BK/MOD,
BK/FCL/DPO)
==========================================================================================================


DELINQUENT LOAN STATUS FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES
1996-C2 as of ____________.

===========================================================================================================================
                                           (F)                              (G)-(.92 F)-E

===========================================================================================================================
LOAN #     PROPERTY  SQ. FT.     PAID TO   MOST       APPRAISAL  TRANSFER   LESS USING   DATE NOI    STATUS     COMMENTS
CITY &     TYPE      OR          DATE      ACCURATE   BPO OR     DATE/      92%          FILED/
STATE                UNITS/                PROPERTY   INTERNAL   CLOSING    APPRAISAL OR FCL SALE
                     OCC%/                 VALUE      VALUE      DATE       BPO (F)      DATE
                     DATE
---------------------------------------------------------------------------------------------------------------------------
                                           90 + DAYS DELINQUENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                           60  DAYS DELINQUENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                           30 DAYS DELINQUENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            CURRENT & AT SPECIAL SERVICER
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
* STATUS SHOULD CONTAIN A CODE
INDICATING THE CURRENT DIRECTION OF EACH
LOAN SUCH AS (FCL - IN FORECLOSURE, MOD
- MODIFICATION, DPO - DISCOUNT PAYOFF,
NS-NOTE SALE, BK-BANKRUPTCY, PP-PAYMENT
PLAN, CURR-CURRENT, TBD - TO BE
DETERMINED ETC...)
---------------------------------------------------------------------------------------------------------------------------
IT IS POSSIBLE TO COMBINE THE STATUS
CODES IF THE LOAN IS GOING IN MORE THAN
ONE DIRECTION. (I.E. FCL/MOD, BK/MOD,
BK/FCL/DPO)
===========================================================================================================================

                                                                       EXHIBIT E

                   FORM OF HISTORICAL LIQUIDATION LOSS REPORT


HISTORICAL LIQUIDATION LOSS ESTIMATE FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2
(REO-SOLD or DISCOUNTED PAYOFF) As Of

===============================================================================================================================
                                (c)-b/a         (a)                    (b)          (d)         (e)          (f)        (g)

===============================================================================================================================
Servicer    Property   State      % Rec        Latest      Effect     Sales       Amount     Scheduled    Total P&I    Total
 Loan ID    Name                  From      Appraisal or   Date of    Price     Received from Balance       Paid      Expenses
                                  Sale        Brokers       Sale                   Sale
                                              Opinion
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total all Loans:
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Month Only:
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


HISTORICAL LIQUIDATION LOSS ESTIMATE FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2
(REO-SOLD or DISCOUNTED PAYOFF) As Of

==============================================================================================================================
                                    (h)      (i)-         (k)-i-e                (m)                  (n)-k+m      (e)-n/e
                                             d(f+g+h)
==============================================================================================================================
Servicer    Property   State     Servicing   Net Proceds   Actual     Date      Minor     Date Adj   Total Loss   Loss % of
 Loan ID    Name                   Fees                    Losses     Loss      Adj to     Passed       with      Scheduled
                                                           Passed    Passed     Trust       Thru     Adjustment    Balance
                                                            thru      Thru
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total all Loans:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Current Month Only:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

                                                                       EXHIBIT F

                   FORM OF HISTORICAL LOAN MODIFICATION REPORT


                                        FORM OF HISTORICAL LOAN MODIFICATION REPORT

      HISTORICAL SPECIAL SERVICER LOAN MODIFICATION REPORT FOR DEAL NAME SERIES-C# AS OF

================================================================================================================================
  LOAN      CITY/STATE    MOD/DPO/     EFFECT       BALANCE      BALANCE AT THE    OLD      # MTHS/      OLD P&I     NEW P&I
   ID                    EXTENSION      DATE      WHEN SENT TO   EFFECTIVE DATE   RATE      NEW RATE
                                                    SPECIAL        OF CHANGE
                                                    SERVICER
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS
HISTORICAL
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR LOANS IN CURRENT MONTH:
--------------------------------------------------------------------------------------------------------------------------------
                                      # OF LOANS                 $ BALANCE
--------------------------------------------------------------------------------------------------------------------------------
MODIFICATIONS:
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE
EXTENSIONS:
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================


                                        FORM OF HISTORICAL LOAN MODIFICATION REPORT

      HISTORICAL SPECIAL SERVICER LOAN MODIFICATION REPORT FOR DEAL NAME SERIES-C# AS OF

===================================================================================================================================
  LOAN      CITY/STATE    MOD/DPO/     EFFECT       BALANCE      BALANCE AT THE     P&I LOSS       OLD         NEW       TOTAL #
   ID                    EXTENSION      DATE      WHEN SENT TO   EFFECTIVE DATE                 MATURITY    MATURITY    MTHS FOR
                                                    SPECIAL        OF CHANGE                                             CHANGE
                                                    SERVICER                                                             OF MOD
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS
HISTORICAL
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR LOANS IN CURRENT MONTH:
-----------------------------------------------------------------------------------------------------------------------------------
                                      # OF LOANS                 $ BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
MODIFICATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE
EXTENSIONS:
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================


                                        FORM OF HISTORICAL LOAN MODIFICATION REPORT

      HISTORICAL SPECIAL SERVICER LOAN MODIFICATION REPORT FOR DEAL NAME SERIES-C# AS OF

====================================================================================================================================
  LOAN      CITY/STATE    MOD/DPO/     EFFECT       BALANCE      BALANCE AT THE     REALIZED    INTEREST LOSS         COMMENT
   ID                    EXTENSION      DATE      WHEN SENT TO   EFFECTIVE DATE      LOSS TO     TO TRUST $
                                                    SPECIAL        OF CHANGE         TRUST $       (RATE
                                                    SERVICER                                     REDUCTION)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS
HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR LOANS IN CURRENT MONTH:
------------------------------------------------------------------------------------------------------------------------------------
                                      # OF LOANS                 $ BALANCE
------------------------------------------------------------------------------------------------------------------------------------
MODIFICATIONS:
------------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE
EXTENSIONS:
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                       EXHIBIT G

                      FORM OF OPERATING STATEMENT ANALYSIS


FORM OF OPERATING STATEMENT ANALYSIS
                                                        Commercial - (Property Type)
PROPERTY OVERVIEW
                                -------------------------------------------------------------------------------
   LB Control Number
                                -------------------------------------------------------------------------------
   Servicer Loan Number
                                -------------------------------------------------------------------------------
   Current Balance/Paid-to-Date
                                ----------------------------------------------------------------------------------------------------
   Asset Name
                                ----------------------------------------------------------------------------------------------------
   Asset Type
                                ----------------------------------------------------------------------------------------------------
   Property Address
                                ----------------------------------------------------------------------------------------------------
                                -----------------
   Net Rentable Sq. Feet
                                --------------------------------
   Year Built/Year Renovated
                                -------------------------------------------------------------------------------
   Year of Operations             Underwriting    1993           1994           1995           YTD
                                -------------------------------------------------------------------------------
   Occupancy Rate*
                                -------------------------------------------------------------------------------
   Average Rental Rate
                                -------------------------------------------------------------------------------
                                  * Occupancy rates are year end or the ending date of the financial statement for the period.


                                                                                               No. of Mos
                                                                                             ------------------
INCOME:                                                            Prior Year     Current Yr
                                ----------------------------------------------------------------------------------------------------
   Number of Mos. Annualized      Underwriting    1993           1994           1995           1996 YTD**       1995-Base  1995-1994
                                  Base Line       Normalized     Normalized     Normalized     as of  /  /96    Variance   Variance
                                ----------------------------------------------------------------------------------------------------
   Period Ended
                                ----------------------------------------------------------------------------------------------------
   Statement Classification
                                ----------------------------------------------------------------------------------------------------
   Rental Income
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
   Pass Through/Escalations
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
   Other Income
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
EFFECTIVE GROSS INCOME                $0.00          $0.00          $0.00          $0.00           $0.00             %          %
                                ----------------------------------------------------------------------------------------------------
                                  Normalized - Full year Financial statements that have been reviewed by the underwriter or Servicer
                                  ** Servicer will not be expected to "Normalize" these YTD numbers.
                                ----------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
                                ----------------------------------------------------------------------------------------------------
   Real Estate Taxes
                                ----------------------------------------------------------------------------------------------------
   Property Insurance
                                ----------------------------------------------------------------------------------------------------
   Utilities
                                ----------------------------------------------------------------------------------------------------
   Repairs and Maintenance
                                ----------------------------------------------------------------------------------------------------
   Management Fees
                                ----------------------------------------------------------------------------------------------------
   Payroll & Benefits Expense
                                ----------------------------------------------------------------------------------------------------
   Advertising & Marketing
                                ----------------------------------------------------------------------------------------------------
   Professional Fees
                                ----------------------------------------------------------------------------------------------------
   Other Expenses
                                ----------------------------------------------------------------------------------------------------
   Ground Rent
                                ----------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES              $0.00           $0.00          $0.00          $0.00           $0.00            %         %
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
OPERATING EXPENSE RATIO
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
NET OPERATING INCOME                  $0.00          $0.00          $0.00          $0.00           $0.00           $0.00     $0.00
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
   Leasing Commissions
                                ----------------------------------------------------------------------------------------------------
   Tenant Improvements
                                ----------------------------------------------------------------------------------------------------
   Replacement Reserve
                                ----------------------------------------------------------------------------------------------------
TOTAL CAPITAL ITEMS                   $0.00          $0.00          $0.00          $0.00           $0.00           $0.00    $0.00
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
N.O.I. AFTER CAPITAL ITEMS            $0.00          $0.00          $0.00          $0.00           $0.00           $0.00    $0.00
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
DEBT SERVICE (PER SERVICER)           $0.00          $0.00          $0.00          $0.00           $0.00           $0.00    $0.00
                                ----------------------------------------------------------------------------------------------------
CASH FLOW AFTER DEBT SERVICE          $0.00          $0.00          $0.00          $0.00           $0.00           $0.00    $0.00
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
DSCR: (NOI/DEBT SERVICE)
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
DSCR: (AFTER RESERVES\CAP EXP.)
                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
   SOURCE OF FINANCIAL DATA:
                                ----------------------------------------------------------------------------------------------------

NOTES AND ASSUMPTIONS:
The years shown above will roll always showing a three year history. 1995 is the current year financials; 1994 is the prior year financials. This report may vary depending on the property type and because of the way information may vary in each borrower's statement. Rental Income need be broken down whenever possibly differently for each property type as follows: retail: 1) Base Rent
2) Percentage rents on cashflow Hotel: Room Revenue 2) Food/Beverage Nursing.
Income: Comment
Expense: Comment
Capital Items: Comment

                                                                       EXHIBIT H

                            FORM OF WATCHLIST REPORT


                                       LB Commercial Conduit Mortgage Trust II, Series 1996-C2
                                                         SERVICER WATCH LIST
                                                     as of ______________________

==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                             CURRENT        PAID
    LOAN                                                      SCHED         THRU       MATURITY              %
   NUMBER         PROPERTY TYPE        CITY      STATE       BALANCE        DATE         DATE           CURRENT DSC
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
List all loans on watch list and reason sorted in descending balance order.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total:                                                     $
==============================================================================================================================

                                                                                                                       Monthly


                                       LB Commercial Conduit Mortgage Trust II, Series 1996-C2
                                                         SERVICER WATCH LIST
                                                     as of ______________________

==============================================================================================

----------------------------------------------------------------------------------------------

    LOAN
   NUMBER                              COMMENT/REASON ON WATCH LIST
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
List all loans on watch list and reason sorted in descending balance order.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

                                                                                       Monthly

                                                                       EXHIBIT I

                            FORM OF REO STATUS REPORT

                                                                       EXHIBIT I



REO STATUS REPORT FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 As of _____________

===============================================================================================
                                                     (A)        (B)        (C)        (D)

-----------------------------------------------------------------------------------------------
Loan      Property   Sq Ft or   Paid     Actual      Total P&I  Other      Total      Total
#/City    Type       Units/     to         &         Advances   Advances   Expenses   Exposure
&                    Occ%       Date     Scheduled   To Date    (Taxes &   To Date
State                                    Loan                   Escrow)
                                         Balance

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

===============================================================================================

                                                                                        Monthly


 REO STATUS REPORT FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 As of _____________

======================================================================================================
                                                    (E)-A+B+C+D

------------------------------------------------------------------------------------------------------
Loan      Property   Sq Ft or   Paid     Actual     Current    Current    Maturity   NOI      (YTD)
#/City    Type       Units/     to         &        Monthly    Interest   Date       Date     Most
&                    Occ%       Date     Scheduled  P&I        Rate                           Recent
State                                    Loan                                                 NOI/
                                         Balance                                              DSCR

------------------------------------------------------------------------------------------------------
                                                               Real Estate Owned
------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

======================================================================================================

                                                                                        Monthly


              REO STATUS REPORT FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 As of _____________

===================================================================================================
                                                       (F)

---------------------------------------------------------------------------------------------------
Loan      Property   Sq Ft or   Paid     Actual     Appraisal   Most       Appraisal  Transfer
#/City    Type       Units/     to         &        Date        Accurate   BPO        Date/Closing
&                    Occ%       Date     Scheduled              Property   Internal   Date
State                                    Loan                   Value      Value
                                         Balance

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

===================================================================================================

                                                                                        Monthly


              REO STATUS REPORT FOR LB COMMERCIAL CONDUIT MORTGAGE TRUST II, SERIES 1996-C2 As of _____________

========================================================================================================
                                                   (G)-
                                                   (92*F)-E
--------------------------------------------------------------------------------------------------------
Loan      Property   Sq Ft or   Paid     Actual    Less       REO        REO        Pending   Comments
#/City    Type       Units/     to         &       using      Acquisit-  Acquisit-  Offers
&                    Occ%       Date     Scheduled 92%        ion Date   ion Date
State                                    Loan      Appraisal
                                         Balance   or BPO
                                                   (Y)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

========================================================================================================

                                                                                             Monthly